As filed with the Securities and Exchange Commission on February 06, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                           Simon D. Collier, President
                               Two Portland Square
                               Portland, ME 04101
                                  207-553-7110


                      Date of fiscal year end: May 31, 2006

                   Date of reporting period: November 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO]
      B

BROWN ADVISORY

                              SEMI-ANNUAL REPORT

                               NOVEMBER 30, 2005
                                  (Unaudited)


                       BROWN ADVISORY MARYLAND BOND FUND

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE FUNDS' INVESTMENT ADVISOR, BROWN ADVISORY, INC. AS OF NOVEMBER 30, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BROWN ADVISORY MARYLAND BOND FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY INVEST A LARGE PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. BROWN ADVISORY MARYLAND BOND FUND AND BROWN ADVISORY INTERMEDIATE INCOME FUND ARE SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUNDS' PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES.

                               TABLE OF CONTENTS

                  A Message to Our Shareholders...........  1

                  Schedule of Investments.................  4

                  Statements of Assets and Liabilities.... 12

                  Statements of Operations................ 13

                  Statements of Changes in Net Assets..... 14

                  Financial Highlights.................... 15

                  Notes to Financial Statements........... 17

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

Dear Shareholder:

We are pleased to provide you with an update of the Brown Advisory Maryland Bond Fund (the "Fund") for the six-month period ended November 30, 2005.

For the six-month period, the Fund returned -0.03% versus 0.19% for its designated benchmark, the Lehman 1-10 Year Blended Municipal Bond Index (the "Index"). For the one-year and since inception (12/21/00) periods, the Fund returned 1.05% and 4.00% versus 1.94% and 4.56% for the Index, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

The returns produced by the Fund are indicative of the defensive duration position we have maintained during the 16-month period of rising interest rates. The high quality bias of a single state fund like the Fund and purchases of shorter-term bonds pursuant to the defensive duration position contributed to returns that were less than the stated benchmark. In anticipation of the Federal Reserve's (the "Fed") nearing an end to its tightening policy, we have moved the Fund's target duration closer to 100% of the benchmark. Deploying cash and the reinvestment of maturing issues into the 7-10 year maturity range has moved our duration from 3.4 years at the end of the second quarter to 3.9 years currently (90% of the Index's 4.3 year duration). We have added to our positions in higher coupon issues to enhance the income component of the portfolio.

The events of mid-year were extraordinary. The caustic mix of sharply higher oil prices, rising short-term interest rates, and the devastating damage to the Gulf Coast region from hurricanes Katrina and Rita combined to rattle the nerves of fixed income investors. While the monetary impact of the hurricanes is difficult to determine, our view of interest rates remains relatively sanguine. We think that global deflationary influences (particularly labor costs) will continue to restrain corporate pricing power, implying that the pass-through of the energy shock to core inflation will be short-lived. Government officials continue to imply that the Fed is committed to raising interest rates for some time. Chairman Greenspan retires in January and his successor, Ben Bernanke, is likely to fit the mold of an inflation fighter, increasing the possibility that the Fed may tighten too far and slow the economy.

As one of the country's fiscally most sound states, Maryland has earned a AAA credit rating from both the Moody's and Standard & Poor's rating services based on sound financial management and a diversified economy. With an economy largely diversified away from manufacturing and instead more dependent on the government sector, Maryland has been less susceptible to revenue shortfalls than other states. The State's unemployment rate, at 4.2%, remains below the national level of 5.1%, and the State ranks as the fourth wealthiest in the country with a per capital income that is 119% of the U.S. average. The State's overall economic situation has continued to improve since 2004. In 2004, general fund revenues increased 8.4% over 2003. Moreover, general fund revenues for 2005 are 13.4% higher than in fiscal 2004 due to stronger than expected corporate and personal income tax revenues. At 5% of General Fund revenues, Maryland is one of few states not depleting reserves. Given the state's continued growth in income and sales tax revenues and ongoing efforts to reduce expenditures, the Maryland economy is poised for continued overall growth. Both Moody's and Standard and Poor's rating services have confirmed the outlook for the State as "stable."

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The intention of the Fund is to maintain an average maturity between four and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Given our defensive posture over the past six months, the average weighted maturity of the Fund has been between 4.5 and 5.2 years. We feel the impending higher interest rate environment warrants this action to mitigate principal erosion. Once the interest rate environment has stabilized, we will return the Fund's average maturity to the stated maturity range. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of total assets. As of November 30, 2005, 57% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent 43% of Fund total assets and the overall credit quality is AA. General obligations of Maryland and its municipalities represent approximately 42% of assets while various revenue issues comprise 58% of assets. The top five largest holdings in the Fund as of November 30, 2005 were MONTGOMERY COUNTY, MARYLAND (11%), MARYLAND DEPARTMENT OF TRANSPORTATION (11%), STATE OF MARYLAND (9%), UNIVERSITY OF MARYLAND (7%), and WASHINGTON SUBURBAN SANITATION DISTRICT (6%).

Sincerely,
Monica M. Hausner

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

Dear Shareholder:

We are pleased to report on the progress of the Brown Advisory Intermediate Income Fund (the "Fund"). For the six-month period ended November 30, 2005, the Fund's income was completely offset by net asset value declines, resulting in a total return of -0.01% for the Fund's Institutional Shares, which compares favorably to the benchmark returns of -0.22% for the Lehman Brothers Intermediate Government/Credit Index and -0.21% for the Fund's primary benchmark, the Lehman Brothers Intermediate Aggregate Index. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

The primary reason for the Fund's lackluster performance was the continued removal of monetary accommodation by the Federal Reserve (the "Fed") during the period. The Federal Funds rate was lifted steadily during the six-month period from 3% in May to 4% in November. Longer rates increased too, but at a much slower pace, "flattening" the yield curve further. We think that global deflationary influences (particularly labor costs) will continue to restrain corporate pricing power, implying that the pass-through of the current energy shock to core inflation will be short-lived. Fed officials have apparently begun to debate the wisdom of additional rate increases, but it appears they will continue at least for the near term. Chairman Greenspan, of course, retires in January, and his successor, Dr. Bernanke, is likely to want to be perceived as a conscientious inflation fighter.

Adding value was our "barbell" approach of holding a large amount of cash and equivalents as well as longer corporate and Treasury securities. The price decline of this mix was less than it would have been with a more evenly distributed ("laddered") portfolio of holdings. Our higher coupon mortgage holdings exhibited the best total return during the period, as large income flows outweighed minimal price declines. Early in the period, prior to increased difficulties at distributors' showrooms, we sold our remaining Ford holdings, thus sparing shareholders the considerable principal deterioration that followed. We continued to increase the quality of our holdings, believing that the extra yield available from lower quality securities does not currently compensate for the added risks.

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. We believe that this philosophy will serve our shareholders well in the coming years.

Sincerely,
Paul D. Corbin

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

Face Amount                             Security Description                             Rate  Maturity    Value
-----------                             --------------------                             ----  --------    -----
MUNICIPAL BONDS - 100.1%
GENERAL OBLIGATION BONDS - 40.7%
$  100,000  Anne Arundel County Maryland                                                 5.25% 08/01/09 $   106,391
   100,000  Anne Arundel County Maryland                                                 5.00  02/01/10     104,347
   250,000  Anne Arundel County Maryland                                                 5.00  02/15/10     265,145
   500,000  Anne Arundel County Maryland                                                 4.75  02/15/17     521,395
 1,350,000  Anne Arundel County Maryland                                                 5.00  03/01/17   1,455,097
   500,000  Anne Arundel County Maryland                                                 4.80  02/15/18     521,360
   165,000  Anne Arundel County Maryland Prerefunded 05/15/09 @ 101                      5.00  05/15/13     175,095
 1,400,000  Baltimore County Maryland Consolidated Public Improvement                    5.00  09/01/13   1,507,618
   835,000  Baltimore County Maryland Metropolitan District                              4.40  08/01/09     864,776
   500,000  Baltimore County Maryland Metropolitan District 67th Issue                   5.00  06/01/07     513,045
   220,000  Baltimore Maryland                                                           7.50  10/15/08     243,685
   200,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/06 @ 101                                                   5.10  12/01/12     205,808
   100,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/07 @ 101                                                   5.00  12/01/15     104,241
   500,000  Charles County Maryland Consolidated Public Improvement                      4.20  02/01/11     516,880
   250,000  Charles County Maryland County Commissioners Consolidated Public Improvement 3.00  03/01/10     243,307
   100,000  Frederick County Maryland Public Facilities                                  5.00  07/01/07     102,736
   800,000  Frederick County Maryland Public Facilities                                  4.00  07/01/08     814,056
 1,000,000  Frederick County Maryland Public Facilities                                  5.00  12/01/17   1,083,060
   225,000  Frederick County Maryland Public Facilities Series A                         3.80  07/01/07     227,014
   250,000  Garrett County Maryland Hospital Refunding FGIC Insured                      5.10  07/01/09     264,270
   740,000  Harford County Maryland                                                      5.00  12/01/13     777,133
   200,000  Harford County Maryland Consolidated Public Improvement                      4.25  01/15/13     206,572
   240,000  Howard County Maryland Consolidated Public Improvement Series A              4.30  02/15/08     245,318
   350,000  Howard County Maryland Consolidated Public Improvement Series A              5.00  02/15/08     362,932
   295,000  Howard County Maryland Consolidated Public Improvement Series A              5.00  02/15/09     305,455
   230,000  Howard County Maryland Consolidated Public Improvement Series A              2.50  08/15/10     215,471
    30,000  Howard County Maryland Consolidated Public Improvement Series A
            Prerefunded 02/15/08 @ 100                                                   5.00  02/15/09      31,086
   565,000  Maryland National Capital Park & Planning Park Acquisition & Development
            Series BB2                                                                   3.50  07/01/09     567,164
 1,100,000  Montgomery County Maryland Consolidated Public Improvement Series A          5.00  01/01/10   1,146,618
   325,000  Montgomery County Maryland Consolidated Public Improvement Series A          4.70  01/01/13     335,836
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A          5.00  09/01/15     542,045
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A          5.00  04/01/17     536,770
 1,090,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/01/08 @ 101                                                   4.88  05/01/13   1,139,704
   125,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/01/09 @ 101                                                   4.75  05/01/12     131,673
   100,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 01/01/10 @ 101                                                   5.60  01/01/16     109,135
 1,000,000  Montgomery County Maryland Series A                                          5.00  11/01/07   1,032,700
   500,000  Ocean City Maryland FGIC Insured                                             4.25  03/01/11     516,980
   600,000  Ocean City Maryland MBIA Insured                                             3.25  03/01/11     589,500
 1,000,000  Prince Georges County Maryland Consolidated Public Improvement               3.25  09/15/11     974,610
    50,000  Prince Georges County Maryland Consolidated Public Improvement
            Prerefunded 10/01/09 @ 101 FSA Insured                                       5.00  10/01/12      53,264
   500,000  St Mary's County Maryland Public Facilities                                  3.25  11/01/08     499,050

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

Face Amount                                 Security Description                                  Rate  Maturity    Value
-----------                                 --------------------                                  ----  --------    -----
GENERAL OBLIGATION BONDS
$  385,000  State of Maryland State & Local Facilities Loan 1st Series                            4.00% 03/01/08 $   391,191
   500,000  State of Maryland State & Local Facilities Loan 1st Series                            4.75  03/01/09     519,995
   500,000  State of Maryland State & Local Facilities Loan 1st Series                            5.00  08/01/15     541,750
   625,000  State of Maryland State & Local Facilities Loan 1st Series Prerefunded
            02/15/06 @ 100.5                                                                      4.50  02/15/08     629,937
    50,000  State of Maryland State & Local Facilities Loan 1st Series Prerefunded 03/01/09 @ 101 4.50  03/01/14      52,207
   225,000  State of Maryland State & Local Facilities Loan 2nd Series                            5.00  08/01/08     233,365
   150,000  State of Maryland State & Local Facilities Loan 2nd Series Prerefunded 08/01/07 @ 101 5.00  08/01/09     155,652
   500,000  State of Maryland State & Local Facilities Loan 2nd Series, Series A                  5.00  08/01/15     545,735
   500,000  State of Maryland State & Local Facilities Loan 3rd Series                            5.00  10/15/06     507,830
 2,210,000  State of Maryland State & Local Facilities Loan Capital Improvement Series A          5.50  08/01/13   2,473,719
   500,000  Washington Suburban Sanitation District - General Construction                        5.00  06/01/08     520,650
   500,000  Washington Suburban Sanitation District - General Construction                        4.25  06/01/10     517,140
   100,000  Washington Suburban Sanitation District - General Construction Prerefunded
            06/01/09 @ 100                                                                        5.00  06/01/23     105,350
   450,000  Washington Suburban Sanitation District - Sewage Disposal                             5.25  06/01/07     463,379
 1,000,000  Washington Suburban Sanitation District - Sewage Disposal                             5.25  06/01/10   1,075,680
   200,000  Washington Suburban Sanitation District - Sewage Disposal 2nd Series                  4.75  06/01/07     204,490
   475,000  Washington Suburban Sanitation District - Water Supply                                4.38  06/01/07     483,070
   500,000  Washington Suburban Sanitation District - Water Supply                                4.25  06/01/10     517,140
   500,000  Washington Suburban Sanitation District - Water Supply 2nd Series                     3.00  06/01/11     482,065
                                                                                                                 -----------
                                                                                                                  30,578,687
                                                                                                                 -----------
REVENUE BONDS - 59.4%
   635,000  Baltimore Maryland Certificates of Participation - Emergency Telecom Facilities
            Series A AMBAC Insured                                                                4.70  10/01/06     642,537
   925,000  Baltimore Maryland Convention Center MBIA Insured                                     5.00  09/01/19     976,726
   185,000  Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured              5.20  01/01/10     194,997
   170,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                              4.55  09/01/06     170,983
   170,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                              4.65  09/01/07     172,208
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                              4.80  09/01/09     411,264
   740,000  Maryland Community Development Administration - Infrastructure Financing Series B
            MBIA Insured                                                                          4.35  06/01/06     744,218
   175,000  Maryland Community Development Administration - Residential Program Series A          4.05  09/01/07     174,988
 1,000,000  Maryland Community Development Administration - Single Family Program 1st Series      4.65  04/01/12   1,034,950
   500,000  Maryland Community Development Administration - Single Family Program 1st Series      4.75  04/01/13     516,050
   250,000  Maryland Community Development Administration Series D                                2.65  09/01/07     247,555
 1,100,000  Maryland Department of Transportation                                                 5.50  09/01/06   1,119,008
   500,000  Maryland Department of Transportation                                                 5.00  11/01/08     523,205
   500,000  Maryland Department of Transportation                                                 5.00  12/15/08     524,060
   500,000  Maryland Department of Transportation                                                 5.50  02/01/10     540,110
   455,000  Maryland Department of Transportation                                                 5.00  05/01/12     490,804
 1,000,000  Maryland Department of Transportation                                                 5.25  12/15/16   1,113,990
   900,000  Maryland Department of Transportation 2nd Issue                                       3.00  06/01/11     859,455
 1,050,000  Maryland Department of Transportation 2nd Issue                                       4.00  06/01/13   1,068,543
   300,000  Maryland Department of Transportation Prerefunded 12/01/05 @ 101                      5.00  12/01/09     303,015
 1,850,000  Maryland Department of Transportation Prerefunded 12/15/08 @ 100                      5.50  12/15/11   1,964,589

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
REVENUE BONDS
$  255,000  Maryland Economic Development Corporation - Bowie State University Project          4.00% 06/01/09 $   254,465
   500,000  Maryland Economic Development Corporation - Maryland Department of
            Transportation Headquarters                                                         5.00  06/01/15     535,165
   250,000  Maryland Economic Development Corporation - University of Maryland College Park
            Project College Park Project                                                        4.00  06/01/09     251,355
   340,000  Maryland Economic Development Corporation - University of Maryland College Park
            Project                                                                             4.25  06/01/10     344,379
   700,000  Maryland Economic Development Corporation - University of Maryland College Park
            Project AMBAC Insured                                                               4.00  07/01/08     709,863
   300,000  Maryland Economic Development Corporation - University of Maryland College Park
            Project AMBAC Insured                                                               5.38  07/01/12     325,296
   430,000  Maryland Economic Development Corporation - University of Maryland Series A         4.00  10/01/08     433,079
   245,000  Maryland Economic Development Corporation - University of Maryland Series A         4.50  10/01/11     251,052
   410,000  Maryland Economic Development Corporation - University Village Sheppard Pratt
            ACA Insured                                                                         4.75  07/01/07     416,466
   500,000  Maryland Health & Higher Educational Facilities - Adventist Health Care Series A    5.00  01/01/14     514,890
   500,000  Maryland Health & Higher Educational Facilities - Board of Child Care               4.50  07/01/12     517,115
   450,000  Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/13     482,760
   100,000  Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/15     107,212
   120,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.25  07/01/08     121,669
   250,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.63  07/01/10     257,855
   500,000  Maryland Health & Higher Educational Facilities - Carroll County General Hospital   5.00  07/01/13     523,375
   500,000  Maryland Health & Higher Educational Facilities - Charity Obligated Group Series A  4.75  11/01/14     512,940
   500,000  Maryland Health & Higher Educational Facilities - Civista Medical System RADIAN
            Insured                                                                             4.50  07/01/28     469,590
   400,000  Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       3.60  07/01/08     399,892
   450,000  Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       4.20  07/01/11     456,143
   250,000  Maryland Health & Higher Educational Facilities - Goucher College                   4.50  07/01/19     249,110
   500,000  Maryland Health & Higher Educational Facilities - Greater Baltimore Medical Center  5.00  07/01/20     514,075
   300,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Health System
            AMBAC Insured                                                                       5.10  07/01/10     313,218
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/10     528,590
   900,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/11     958,383
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.60  05/15/14     515,065
   100,000  Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.70  05/15/15     103,054
    90,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University
            Prerefunded 07/01/09 @ 101                                                          6.00  07/01/39      98,616
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 4.00  07/01/08     253,770
   500,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/10     530,965
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/12     266,062
   250,000  Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/13     266,257
   235,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         3.88  07/01/10     235,141
   535,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         5.30  07/01/12     552,687
   200,000  Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         4.38  07/01/13     202,636
   575,000  Maryland Health & Higher Educational Facilities - Lifebridge Health Series A        5.00  07/01/08     594,763
 1,000,000  Maryland Health & Higher Educational Facilities - Lifebridge Health Series A        5.00  07/01/10   1,053,260
 1,000,000  Maryland Health & Higher Educational Facilities - Medstar Health                    5.00  08/15/09   1,041,440
   250,000  Maryland Health & Higher Educational Facilities - McLean School                     5.00  07/01/08     254,115
   575,000  Maryland Health & Higher Educational Facilities - Medlantic/Helix Series B AMBAC
            Insured                                                                             4.00  08/15/06     578,076

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

Face Amount                               Security Description                                Rate  Maturity    Value
-----------                               --------------------                                ----  --------    -----
REVENUE BONDS
$  600,000  Maryland Health & Higher Educational Facilities - Pickersgill Series A
            Prerefunded 01/01/07 @ 102                                                        5.85% 01/01/10 $   624,036
   635,000  Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A         3.00  07/01/09     616,344
   430,000  Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A         3.30  07/01/10     419,074
   250,000  Maryland Health & Higher Educational Facilities - Union Hospital of Cecil County  3.75  07/01/08     250,943
 1,000,000  Maryland Health & Higher Educational Facilities - University of Maryland Medical
            System                                                                            5.00  07/01/09   1,025,840
   750,000  Maryland Health & Higher Educational Facilities - University of Maryland Medical
            System                                                                            5.00  07/01/12     784,755
   805,000  Maryland Industrial Development Financing Authority - American Center for Physics 3.95  12/15/07     814,241
   500,000  Maryland Industrial Development Financing Authority - Holy Cross Health System
            Corp.                                                                             5.50  12/01/08     526,125
   500,000  Maryland Industrial Development Financing Authority - National Aquarium Baltimore
            Series B                                                                          4.50  11/01/14     513,960
   500,000  Maryland Transportation Authority FSA Insured                                     5.00  07/01/10     532,925
   500,000  Maryland Water Quality Financing Series A                                         5.00  09/01/15     545,590
   500,000  Montgomery County Maryland - Germantown Indoor Swim Center Project                2.50  04/01/08     485,535
   500,000  Montgomery County Maryland - Housing Opportunity Commission Aston Woods
            Apartments Series A Multi-Family Revenue                                          4.90  05/15/31     521,405
   365,000  Montgomery County Maryland - Housing Opportunity Commission Series A Single
            Family Mortgage                                                                   2.85  07/01/07     362,876
   150,000  Montgomery County Maryland - Housing Opportunity Commission Series A Single
            Family Mortgage                                                                   4.15  07/01/08     150,939
   200,000  Montgomery County Maryland - Housing Opportunity Commission Series A Multi-
            Family Mortgage                                                                   5.40  07/01/11     212,574
   500,000  Montgomery County Maryland - Solid Waste Disposal Series A AMBAC Insured          3.25  06/01/08     498,545
 1,000,000  State of Maryland                                                                 5.00  02/01/14   1,087,360
 1,000,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A       5.00  04/01/08   1,038,220
   485,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A       4.00  10/01/08     494,036
   440,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A       5.00  04/01/10     467,865
   500,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A       5.00  04/01/13     541,235
   185,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/07 @ 101                                                        5.00  04/01/09     191,025
   190,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/07 @ 101                                                        5.00  04/01/10     196,188
   680,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                                  5.00  04/01/09     700,883
   310,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                                  5.00  04/01/10     319,520
                                                                                                             -----------
                                                                                                              44,709,138
                                                                                                             -----------
Total Municipal Bonds (Cost $75,144,841)                                                                      75,287,825
                                                                                                             -----------
  Shares
  ------                                           -                                           -       -          -
SHORT-TERM INVESTMENT - 0.2%
MONEY MARKET FUND - 0.2%
   186,324  Citi/SM/ Institutional Tax Free Reserves (Cost $186,324)                                             186,324
                                                                                                             -----------
Total Investments - 100.3% (Cost $75,331,165)*                                                               $75,474,149
Other Assets and Liabilities, Net - (0.3)%                                                                      (241,465)
                                                                                                             -----------
NET ASSETS - 100.0%                                                                                          $75,232,684
                                                                                                             ===========

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

              ACA    American Capital Access
              AMBAC  American Municipal Bond Assurance Corporation
              FGIC   Financial Guaranty Insurance Corporation
              FSA    Financial Security Assurance
              MBIA   Municipal Bond Insurance Association
              RADIAN Radian Asset Assurance

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $ 834,466
             Gross Unrealized Depreciation               (691,482)
                                                        ---------
             Net Unrealized Appreciation (Depreciation) $ 142,984
                                                        =========

PORTFOLIO HOLDINGS
% of Total Investments

                       Revenue Bonds                59.2%
                       General Obligation Bonds     40.5%
                       Money Market Fund             0.3%
                                                --------
                                                   100.0%
                                                ========

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

Face Amount               Security Description                Rate  Maturity    Value
-----------               --------------------                ----  --------    -----
ASSET BACKED SECURITIES - 3.6%
$1,065,022  California Infrastructure SCE Series 97-1-A6      6.38% 09/25/08 $ 1,073,900
   526,516  Honda Auto Receivables Owner Trust Series 03-5-A3 2.30  10/18/07     521,641
 2,865,000  WFS Financial Owner Trust Series 03-4-A4          3.15  05/20/11   2,809,782
                                                                             -----------
Total Asset Backed Securities (Cost $4,436,228)                                4,405,323
                                                                             -----------
CORPORATE BONDS & NOTES - 26.1%
 1,500,000  Allfirst Financial, Inc.                          7.20  07/01/07   1,557,385
 1,250,000  American Axle & Manufacturing, Inc.               5.25  02/11/14   1,001,575
 2,000,000  America Movil SA de CV                            5.50  03/01/14   1,960,828
 1,775,000  American Express Centurion MTN+                   4.20  11/16/07   1,777,987
 1,000,000  Baltimore Gas & Electric MTN                      6.75  06/05/12   1,072,239
 2,000,000  Berkley (WR) Corp.                                5.13  09/30/10   1,981,380
   700,000  Block Financial Corp.                             8.50  04/15/07     731,478
 3,125,000  Block Financial Corp.                             5.13  10/30/14   3,004,781
 1,900,000  Comcast Cable Communications                      7.13  06/15/13   2,061,033
 1,000,000  Comcast Corp.                                     6.50  01/15/15   1,049,428
 1,000,000  General Electric Capital Corp. MTN Series A       6.88  11/15/10   1,083,687
   235,000  General Electric Capital Corp. MTN Series A+      3.88  12/01/36     232,570
 1,550,000  General Electric Co.                              5.00  02/01/13   1,539,872
 2,000,000  Kraft Foods, Inc.                                 5.25  06/01/07   2,011,204
 2,055,000  MBNA America Bank NA                              7.13  11/15/12   2,287,718
 1,300,000  Merrill Lynch & Co.                               4.00  09/15/08   1,269,585
 4,000,000  SLM Corp.+                                        5.97  02/01/10   3,829,400
 2,665,000  Verizon Florida, Inc.                             6.13  01/15/13   2,687,986
   800,000  Wilmington Trust Corp.                            6.63  05/01/08     833,118
                                                                             -----------
Total Corporate Bonds & Notes (Cost $32,526,982)                              31,973,254
                                                                             -----------
US GOVERNMENT & AGENCY OBLIGATIONS - 54.7%
FFCB - 1.7%
 2,000,000  FFCB                                              6.00  06/11/08   2,063,390
                                                                             -----------
FHLB NOTES - 10.1%
 2,000,000  FHLB                                              4.15  07/05/07   1,982,802
 3,000,000  FHLB                                              5.13  12/29/14   2,931,801
 3,000,000  FHLB Series RF-07                                 6.75  08/15/07   3,099,435
 1,975,024  FHLB Series TQ-2015-A                             5.07  10/20/15   1,943,702
 2,500,000  FHLB Series WJ-11                                 4.00  12/19/11   2,376,263
                                                                             -----------
                                                                              12,334,003
                                                                             -----------
FHLMC DEBENTURES - 1.6%
 2,000,000  FHLMC MTN+                                        4.70  01/23/09   1,999,570
                                                                             -----------
FNMA - 1.6%
 2,000,000  FNMA(+/-)                                         3.00  01/27/11   1,995,066
                                                                             -----------
MORTGAGE BACKED SECURITIES - 31.9%
 2,435,495  FHLMC Pool # 1B0889+                              4.52  05/01/33   2,409,291
 4,379,949  FHLMC Pool # 1J0203+                              5.22  04/01/35   4,371,908
    34,671  FHLMC Pool # C00210                               8.00  01/01/23      37,079
   270,668  FHLMC Pool # E20099                               6.50  05/01/09     277,901
 2,132,365  FHLMC Pool # E93051                               5.50  12/01/17   2,144,592
    15,107  FHLMC Pool # G10049                               8.00  10/01/07      15,473

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

Face Amount               Security Description              Rate  Maturity    Value
-----------               --------------------              ----  --------    -----
MORTGAGE BACKED SECURITIES
$  203,803   FHLMC Pool # G10543                            6.00% 06/01/11 $    207,869
   195,666   FHLMC Pool # G10682                            7.50  06/01/12      205,676
   173,720   FHLMC Pool # G10690                            7.00  07/01/12      180,521
 6,535,258   FHLMC Pool # G11649                            4.50  02/01/20    6,334,704
 1,992,631   FHLMC Pool # M80814                            5.00  05/01/10    1,985,314
 1,947,087   FHLMC Pool # M80931                            5.50  08/01/11    1,953,230
 1,003,872   FHLMC Pool # M90747                            5.50  08/01/07    1,013,130
 1,900,714   FHLMC Pool # M90831                            4.00  08/01/08    1,860,888
 2,776,958   FHLMC REMIC Series 2782-PA                     4.00  11/15/33    2,666,871
   699,330   FNMA Pool # 254089                             6.00  12/01/16      714,788
   110,302   FNMA Pool # 326570                             7.00  02/01/08      112,054
   142,828   FNMA Pool # 409589                             9.50  11/01/15      153,653
   482,703   FNMA Pool # 433646                             6.00  10/01/13      493,296
   267,350   FNMA Pool # 539082                             7.00  08/01/28      279,811
    41,184   FNMA Pool # 572448                             7.00  03/01/27       43,137
   508,714   FNMA Pool # 625536                             6.00  01/01/32      512,596
   416,984   FNMA Pool # 628837                             6.50  03/01/32      427,720
 1,945,842   FNMA Pool # 663238                             5.50  09/01/32    1,922,499
 2,561,184   FNMA Pool # 725544                             5.50  12/01/17    2,578,170
   727,567   FNMA Pool # 741373+                            4.20  12/01/33      726,322
 1,088,336   FNMA Pool # 744805+                            4.58  11/01/33    1,069,099
 1,306,933   FNMA Pool # 764342+                            3.94  02/01/34    1,281,810
 2,441,115   FNMA Pool # 805440                             7.00  11/01/34    2,549,339
   136,410   GNMA Pool # 487110                             6.50  04/15/29      142,000
    23,937   GNMA Pool # 571166                             7.00  08/15/31       25,145
   285,999   GNMA Pool # 781186                             9.00  06/15/30      314,415
                                                                           ------------
                                                                             39,010,301
                                                                           ------------
US TREASURY SECURITIES - 7.8%
 4,330,000   US Treasury Inflation Index                    2.00  01/15/14    4,613,743
 5,000,000   US Treasury Note                               4.25  08/15/15    4,888,675
                                                                           ------------
                                                                              9,502,418
                                                                           ------------
Total US Government & Agency Obligations (Cost $67,739,197)                  66,904,748
                                                                           ------------
SHORT-TERM INVESTMENTS - 15.0%
CERTIFICATE OF DEPOSIT - 2.4%
 3,000,000   Deutsche Bank                                  4.57  04/05/07    3,000,000
                                                                           ------------
 Principal
 ---------                         -                         -       -          -
MONEY MARKET DEPOSIT ACCOUNT - 2.7%
$3,268,125   Citibank Money Market Deposit Account                            3,268,125
                                                                           ------------
  Shares
  ------                           -                         -       -          -
MONEY MARKET FUNDS - 9.9%
 6,009,167   Citi/SM/ Institutional Liquid Reserves Class A                   6,009,167
 6,063,089   Citi/SM/ Institutional Cash Reserves Class O                     6,063,089
                                                                           ------------
Total Money Market Funds                                                     12,072,256
                                                                           ------------
Total Short-Term Investments (Cost $18,340,381)                              18,340,381
                                                                           ------------
Total Investments - 99.4% Cost ($123,042,788)*                             $121,623,706
Other Assets and Liabilities, Net - 0.6%                                        676,376
                                                                           ------------
NET ASSETS - 100.0%                                                        $122,300,082
                                                                           ============

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

                 FFCB  Federal Farm Credit Bank
                 FHLB  Federal Home Loan Bank
                 FHLMC Federal Home Loan Mortgage Corporation
                 FNMA  Federal National Mortgage Association
                 GNMA  Government National Mortgage Association
                 MTN   Medium Term Note
                 REMIC Real Estate Mortgage Investment Conduit

+Variable rate security.
(+/-)Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specified date. The rate shown is the rate at period end.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $   408,172
            Gross Unrealized Depreciation               (1,827,254)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $(1,419,082)
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                 US Government & Agency Obligations      55.0%
                 Corporate Bonds & Notes                 26.3%
                 Money Market Funds                       9.9%
                 Asset Backed Securities                  3.6%
                 Money Market Deposit Account             2.7%
                 Certificate of Deposit                   2.5%
                                                    ---------
                                                        100.0%
                                                    =========

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005

                                                                BROWN ADVISORY BROWN ADVISORY
                                                                MARYLAND BOND   INTERMEDIATE
                                                                     FUND       INCOME FUND
                                                                -------------- --------------
ASSETS
  Total investments, at value
   (Cost $75,331,165 and $123,042,788, respectively)             $75,474,149    $121,623,706
  Receivables:
    Investment securities sold                                            --         143,293
    Interest and dividends                                         1,092,761       1,054,869
    Prepaid expenses and other assets                                  2,058           6,899
                                                                 -----------    ------------
Total Assets                                                      76,568,968     122,828,767
                                                                 -----------    ------------
LIABILITIES
  Payables:
    Investment securities purchased                                1,090,549              --
    Dividends                                                        180,398         452,842
  Accrued Liabilities:
    Investment advisor fees                                           31,243          34,552
    Other expenses                                                    34,094          41,291
                                                                 -----------    ------------
Total Liabilities                                                  1,336,284         528,685
                                                                 -----------    ------------
NET ASSETS                                                       $75,232,684    $122,300,082
                                                                 ===========    ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                $75,077,005    $124,870,847
  Accumulated undistributed (distributions in excess of)
   net investment income                                                  25             194
  Accumulated net realized gain (loss) on investments                 12,670      (1,151,877)
  Unrealized appreciation (depreciation) on investments              142,984      (1,419,082)
                                                                 -----------    ------------
NET ASSETS                                                       $75,232,684    $122,300,082
                                                                 ===========    ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES
 AUTHORIZED)
  Institutional Shares                                             7,265,255      10,168,123
  A Shares                                                                --       1,470,411
NET ASSET VALUE AND OFFERING PRICE PER SHARE
  Institutional Shares (based on net assets of $75,232,684 and
   $107,065,122, respectively)                                   $     10.36    $      10.53
                                                                 -----------    ------------
  A Shares (based on net assets of $15,234,960)                  $        --    $      10.36
                                                                 -----------    ------------
  A Shares Maximum Public Offering Price Per Share
   (net asset value per share/98.50%)                            $        --    $      10.52
                                                                 -----------    ------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2005

                                                                       BROWN ADVISORY BROWN ADVISORY
                                                                       MARYLAND BOND   INTERMEDIATE
                                                                            FUND       INCOME FUND
                                                                       -------------- --------------
INVESTMENT INCOME
  Interest income                                                       $ 1,342,339    $ 2,537,419
  Dividend income                                                            21,712        159,019
                                                                        -----------    -----------
Total Investment Income                                                   1,364,051      2,696,438
                                                                        -----------    -----------
EXPENSES
  Investment advisor fees                                                   191,034        204,248
  Administrator fees                                                         41,852         63,895
  Transfer agent fees:
    Institutional Shares                                                        993          3,760
    A Shares                                                                     --          8,544
  Distribution fees:
    A Shares                                                                     --         20,047
  Custodian fees                                                              6,810          9,977
  Accountant fees                                                             3,581          8,286
  Registration fees                                                           1,716          6,169
  Professional fees                                                          20,010         20,303
  Trustees' fees and expenses                                                 2,098          3,217
  Compliance service fees                                                     3,957          5,512
  Miscellaneous expenses                                                     21,809         18,021
                                                                        -----------    -----------
Total Expenses                                                              293,860        371,979
  Fees waived and expenses reimbursed                                        (3,861)        (5,046)
                                                                        -----------    -----------
Net Expenses                                                                289,999        366,933
                                                                        -----------    -----------
NET INVESTMENT INCOME (LOSS)                                              1,074,052      2,329,505
                                                                        -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments                                    (4,008)      (111,454)
  Net change in unrealized appreciation (depreciation) on investments    (1,166,089)    (2,303,981)
                                                                        -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                                             (1,170,097)    (2,415,435)
                                                                        -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (96,045)   $   (85,930)
                                                                        ===========    ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   BROWN ADVISORY                  BROWN ADVISORY
                                                 MARYLAND BOND FUND           INTERMEDIATE INCOME FUND
                                           ------------------------------  ------------------------------
                                           SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                           NOVEMBER 30, 2005 MAY 31, 2005  NOVEMBER 30, 2005 MAY 31, 2005
                                           ----------------- ------------  ----------------- ------------
OPERATIONS
  Net investment income (loss)               $  1,074,052    $  2,031,971    $  2,329,505    $  3,695,435
  Net realized gain (loss) on investments          (4,008)         16,682        (111,454)        122,531
  Net change in unrealized appreciation
   (depreciation) on investments               (1,166,089)        457,900      (2,303,981)        271,081
                                             ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets from
 Operations                                       (96,045)      2,506,553         (85,930)      4,089,047
                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                       (1,074,053)     (2,032,033)     (2,190,030)     (3,171,920)
    A Shares                                           --              --        (313,719)       (652,989)
  Net realized gain:
    Institutional Shares                               --         (32,371)             --              --
                                             ------------    ------------    ------------    ------------
Total Distributions to Shareholders            (1,074,053)     (2,064,404)     (2,503,749)     (3,824,909)
                                             ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                       13,945,501      24,902,322      19,780,600      46,058,048
    A Shares                                           --              --         699,653         871,311
  Reinvestment of distributions:
    Institutional Shares                           54,313         175,811         115,765         193,287
    A Shares                                           --              --         186,698         478,121
  Redemption of shares:
    Institutional Shares                      (11,577,891)    (21,368,707)     (7,075,303)    (19,197,709)
    A Shares                                           --              --      (2,124,222)     (3,582,519)
  Redemption fees                                      --              --              --              --
                                             ------------    ------------    ------------    ------------
Increase (Decrease) from Capital Share
 Transactions                                   2,421,923       3,709,426      11,583,191      24,820,539
                                             ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets               1,251,825       4,151,575       8,993,512      25,084,677

NET ASSETS
  Beginning of period                          73,980,859      69,829,284     113,306,570      88,221,893
                                             ------------    ------------    ------------    ------------
  End of period*                             $ 75,232,684    $ 73,980,859    $122,300,082    $113,306,570
                                             ============    ============    ============    ============
* Accumulated undistributed (distributions
 in excess of) net investment income         $         25    $         26    $        194    $    174,438
                                             ------------    ------------    ------------    ------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                  Selected Data For A Single Share
                                -------------------------------------------------------------------------------------------
                                                                                        Distributions
                                                                             -----------------------------------
                                Net Asset    Net         Net
                                  Value   Investment Realized and Total from  from Net  from Net      Total
                                Beginning   Income    Unrealized  Investment Investment Realized  Distributions  Redemption
                                of Period   (Loss)   Gain (Loss)  Operations   Income    Gains   to Shareholders  Fees (b)
------------------------------  --------- ---------- ------------ ---------- ---------- -------- --------------- ----------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
November 30, 2005
  Institutional Shares           $10.51      0.15(b)    (0.15)       0.00      (0.15)      --         (0.15)         --
May 31, 2005
  Institutional Shares            10.44      0.30(b)     0.07        0.37      (0.30)      --(f)      (0.30)         --
May 31, 2004
  Institutional Shares (g)        10.85      0.29       (0.41)      (0.12)     (0.29)      --         (0.29)         --
May 31, 2003
  Institutional Shares (h)        10.29      0.34        0.56        0.90      (0.34)      --         (0.34)         --
  A Shares (i)                    10.64      0.03        0.21        0.24      (0.03)      --         (0.03)         --
May 31, 2002
  Institutional Shares (h)        10.12      0.40        0.17        0.57      (0.40)      --         (0.40)         --
May 31, 2001
  Institutional Shares (h) (i)    10.00      0.17        0.12        0.29      (0.17)      --         (0.17)         --

----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
November 30, 2005
  Institutional Shares           $10.78      0.22(b)    (0.22)       0.00      (0.23)      --         (0.23)         --
  A Shares                        10.60      0.19(b)    (0.21)      (0.02)     (0.21)      --         (0.21)         --
May 31, 2005
  Institutional Shares            10.73      0.41(b)     0.06        0.47      (0.42)      --         (0.42)         --
  A Shares                        10.56      0.37(b)     0.06        0.43      (0.39)      --         (0.39)         --
May 31, 2004 (j)
  Institutional Shares            10.94      0.18       (0.19)      (0.01)     (0.20)      --         (0.20)         --(f)
  A Shares                        10.77      0.16       (0.18)      (0.02)     (0.19)      --         (0.19)         --
December 31, 2003
  Institutional Shares            10.94      0.41        0.01        0.42      (0.42)      --         (0.42)         --
  A Shares                        10.77      0.40       (0.02)       0.38      (0.38)      --         (0.38)         --
December 31, 2002
  Institutional Shares            10.67      0.52(b)     0.25(b)     0.77      (0.50)      --         (0.50)         --
  A Shares                        10.50      0.49(b)     0.25(b)     0.74      (0.47)      --         (0.47)         --
December 31, 2001
  Institutional Shares            10.44      0.60        0.25        0.85      (0.62)      --         (0.62)         --
  A Shares                        10.29      0.56        0.25        0.81      (0.60)      --         (0.60)         --
December 31, 2000
  Institutional Shares            10.10      0.64        0.32        0.96      (0.62)      --         (0.62)         --
  A Shares                         9.96      0.61        0.32        0.93      (0.60)      --         (0.60)         --

----------------------------------------------------------------------------------------------------------------------------

                                ----------


                                Net Asset
                                  Value
                                 End of
                                 Period
------------------------------  ---------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
November 30, 2005
  Institutional Shares           $10.36
May 31, 2005
  Institutional Shares            10.51
May 31, 2004
  Institutional Shares (g)        10.44
May 31, 2003
  Institutional Shares (h)        10.85
  A Shares (i)                    10.85
May 31, 2002
  Institutional Shares (h)        10.29
May 31, 2001
  Institutional Shares (h) (i)    10.12

-----------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
November 30, 2005
  Institutional Shares           $10.55
  A Shares                        10.37
May 31, 2005
  Institutional Shares            10.78
  A Shares                        10.60
May 31, 2004 (j)
  Institutional Shares            10.73
  A Shares                        10.56
December 31, 2003
  Institutional Shares            10.94
  A Shares                        10.77
December 31, 2002
  Institutional Shares            10.94
  A Shares                        10.77
December 31, 2001
  Institutional Shares            10.67
  A Shares                        10.50
December 31, 2000
  Institutional Shares            10.44
  A Shares                        10.29

-----------------------------------------

(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Total return does not include the effects of sales charges for A Shares.
(d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(f)Less than $0.01 per share.
(g)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
       (0.03)%          $ 75,233          2.81%         0.76%           0.77%               3%
        3.58%             73,981          2.80%         0.75%           0.81%               5%
       (1.10)%            69,829          2.73%         0.75%           0.84%               6%
        8.93%             66,672          3.23%         0.48%           0.84%               5%
        2.23%                102          2.22%         1.00%          24.97%               5%
        5.70%             36,402          3.87%         0.25%           0.97%               7%
        2.95%             30,458          3.91%         0.25%           1.28%               2%

-----------------------------------------------------------------------------------------------------
       (0.01)%          $107,065          4.05%         0.58%           0.58%              14%
       (0.20)%            15,235          3.64%         0.96%           0.97%              14%
        4.31%             96,484          3.77%         0.60%           0.64%              39%
        4.09%             16,823          3.48%         0.88%           1.07%              39%
       (0.01)%            69,251          3.90%         0.60%           0.64%              14%
       (0.20)%            18,971          3.64%         0.85%           1.08%              14%
        3.91%             66,533          3.77%         0.48%           0.61%              69%
        3.59%             20,309          3.52%         0.73%           1.03%              69%
        7.43%             78,309          4.84%         0.45%           0.61%              40%
        7.24%             30,565          4.59%         0.70%           0.91%              40%
        8.36%             50,160          5.60%         0.45%           0.65%              47%
        8.03%             38,290          5.36%         0.70%           0.90%              47%
        9.91%             45,758          6.34%         0.45%(k)        0.73%(k)           38%
        9.68%             39,173          6.07%         0.70%(k)        0.98%(k)           38%

-----------------------------------------------------------------------------------------------------

(h)Shares issued and outstanding as of February 11, 2003 were classified as Institutional Shares.
(i)See Note 1 for dates of commencement of operations.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(k)This ratio excludes custody credits.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund (individually a "Fund", and collectively the "Funds"). Maryland Bond Fund is a non-diversified series of Forum Funds (the "Trust") while Intermediate Income Fund is a diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-seven series.

The Funds commenced operations as follows:

                                        COMMENCEMENT OF OPERATIONS
                                        --------------------------
                                        INSTITUTIONAL      A
                                           SHARES        SHARES
                                        -------------    --------
                 Maryland Bond Fund       12/21/00            --
                 Intermediate Bond Fund   11/02/95      05/13/91

A Shares generally provide for a front-end sales charge.

Maryland Bond Fund's investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


Each Fund values its investments at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted in accordance with Generally Accepted Accounting Principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared daily and paid monthly by each Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series or classes. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.

Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder of a Fund's Institutional Shares who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limited exceptions (see prospectus for more information). The fee is charged for the benefit of remaining shareholders and will be paid to the applicable Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time. The Funds did not collect any redemption fees during the six months ended November 30, 2005.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


NOTE 3. CAPITAL SHARE TRANSACTIONS

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Capital share transactions for each Fund were as follows:

                                                           MARYLAND               INTERMEDIATE
                                                           BOND FUND              INCOME FUND
                                                    ----------------------  -----------------------
                                                    SIX MONTHS     YEAR      SIX MONTHS     YEAR
                                                      ENDED        ENDED       ENDED        ENDED
                                                    NOVEMBER,     MAY 31,   NOVEMBER 30,   MAY 31,
                                                       2005        2005         2005        2005
                                                    ----------  ----------  ------------ ----------
Sale of shares:
 Institutional Shares                                1,332,990   2,359,647   1,854,461    4,262,934
 A Shares                                                   --          --      66,850       81,882
Reinvestment of distributions:
 Institutional Shares                                    5,197      16,648      10,851       17,943
 A Shares                                                   --          --      17,779       45,052
Redemption of shares:
 Institutional Shares                               (1,108,934) (2,028,379)   (661,571)  (1,779,819)
 A Shares                                                   --          --    (202,110)    (336,685)
                                                    ----------  ----------   ---------   ----------
Increase (Decrease) from Capital Share Transactions    229,253     347,916   1,086,260    2,291,307
                                                    ==========  ==========   =========   ==========

NOTE 4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. The Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                             ANNUAL ADVISORY
                    FUND                           FEE
                    ----                     ---------------
                    Maryland Bond Fund            0.50%
                    Intermediate Income Fund      0.35%

ADVISORY APPROVAL AGREEMENT - At the September 22, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreements pertaining to the Funds (the "Advisory Agreements"). In evaluating the Advisory Agreements for the Funds, the Board reviewed materials furnished by the Advisor and the Administrator, including information regarding the Advisor, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005

services provided to the Funds by the Advisor, including information on the investment performance of the Funds; (2) the advisory fees and total expense ratios of the Funds compared to relevant peer groups of funds; (3) the costs of the services provided and profitability to the Advisor with respect to its relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees would enable the Funds' investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Advisor and discussed the Advisor's personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Advisor under the Advisory Agreements. The Board considered the quality of the investment research capabilities of the Advisor and other resources dedicated to performing services for the Funds. The quality of administrative and other services also were considered. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds under the Advisory Agreement. The Board reviewed the Advisor's financial statements and concluded that the Advisor is financially able to provide investment advisory services to the Funds.

The Advisor discussed its approach to managing the Funds as well as the Funds' performance. The Advisor represented that it would continue to provide high quality portfolio management services to the Funds so long as it serves as Advisor to the Funds. The Board considered the Funds' performance. The Board noted that, with respect to Brown Advisory Maryland Bond Fund, the Fund's performance was improving relative to its benchmark. With respect to Brown Advisory Intermediate Income Fund, the Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the six-month, one-, three- and five-year periods. The Board concluded that the Funds' performance was reasonable in comparison to their peers and benchmarks. The Board also concluded that the Funds benefited from the Advisor's management of the Fund.

The Board also considered the Advisor's compensation for providing advisory services to the Funds and analyzed comparative information on fees, expenses, and performance of similar mutual funds. With respect to Brown Advisory Maryland Bond Fund, the Board noted that the Fund's gross and net investment advisory fees were consistent with the mean and median gross and net advisory fees for its Lipper Inc. peer group. The Board also noted that while the Fund's gross total expense ratio was lower than the mean and median gross total expense ratio for its Lipper Inc. peer group, the Fund's net total expense ratio was consistent with the net total expense ratio for certain other funds within its Lipper Inc. peer group. With respect to Brown Advisory Intermediate Income Fund, the Board noted that the gross and net investment advisory fees and gross and net total expenses of the Fund were lower than the mean and median of the gross and net investment advisory fees and gross and net total expenses of its Lipper Inc. peer group (the gross and net total expenses of A Shares were higher than the mean and median total expenses of the peer group). The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Advisor that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Advisor's advisory fees charged to the Funds were reasonable.

The Board considered information provided by the Advisor regarding its costs of services and profitability with respect to the Funds. The Board considered the Advisor's profitability analysis which summarized total revenues, waivers, costs, net profits and profit percentages for each Fund. The Board concluded that the level of the Advisor's profits attributable to management of the Funds was not excessive in light of the services provided by the Advisor on behalf of the Funds.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

The Board considered that the Advisor may benefit from soft dollar arrangements whereby it receives brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Funds. The Board also considered the Advisor's trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The Board noted that the Advisor has represented to them that all of its soft dollar arrangements will be consistent with applicable legal requirements including the achievement of best execution.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreements. The Board also discussed the proposed approval of the continuance of the Advisory Agreements. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Advisor, as provided in the Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of A Shares of Intermediate Income Fund. The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

For the six months ended November 30, 2005, the Distributor did not retain any commissions from the front-end sales charges assessed on the sale of A Shares of Intermediate Income Fund did not retain any commissions from the contingent deferred sales charge assessed on purchases of $1 million or more of A Shares that were liquidated in whole or in part within two years of purchase.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


NOTE 5. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Citigroup has voluntarily agreed to waive a portion of its fees. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the six months ended November 30, 2005, fees waived and expenses reimbursed were as follows:

                               ADMINISTRATION COMPLIANCE CUSTODIAL
                                  SERVICES     SERVICES  SERVICES  TOTAL
                               -------------- ---------- --------- ------
      Maryland Bond Fund           $  754       $2,164    $  943   $3,861
      Intermediate Income Fund      1,177        2,448     1,421    5,046

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005.

NOTE 6. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended November 30, 2005, were as follows:

                                 NON US GOVERNMENT       US GOVERNMENT
                                    OBLIGATIONS           OBLIGATIONS
                               --------------------- ---------------------
                               PURCHASES    SALES    PURCHASES    SALES
                               ---------- ---------- ---------- ----------
      Maryland Bond Fund       $6,175,617 $2,211,355 $       -- $       --
      Intermediate Income Fund  7,604,250  7,590,412  9,484,062  7,479,887

NOTE 7. IMPORTANT RISKS RELATED TO INVESTMENT IN MARYLAND BOND FUND

Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to factors adversely affecting issuers of Maryland municipal securities than would be a comparable tax-exempt mutual fund that invests nationally. Adverse economic or political factors in Maryland will affect the Fund's net asset value more than if the Fund invested in more geographically diverse investments. As a result, the value of the Fund's assets may fluctuate more widely than the values of shares of a fund investing in securities relating to a number of different states.

The Fund is also non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of the Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

These risks are mitigated by the fact that the State of Maryland, as one of the country's most fiscally sound states, has earned an AAA credit rating from both Moody's (as of July 15, 2005) and Standard and Poor's (as of April 5, 2005) rating services based on sound financial management and a diversified economy. In addition at November 30, 2005, 11.2% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 4.1% of total investments.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


NOTE 8. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

                    UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED CAPITAL AND    UNREALIZED
                     TAX EXEMPT     ORDINARY      LONG-TERM   OTHER GAINS   APPRECIATION
                       INCOME        INCOME      GAIN (LOSS)   (LOSSES)    (DEPRECIATION)   TOTAL
                    ------------- ------------- ------------- -----------  -------------- ----------
Maryland Bond
  Fund                   $26        $     --       $16,678    $        --    $1,309,073   $1,325,777
Intermediate Income
  Fund                    --         174,438            --     (1,040,423)      884,899       18,914

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities for Intermediate Income Fund are primarily the result of paydown transactions on securities acquired at a premium. Maryland Bond Fund did not have any differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities.

As of May 31, 2005, Intermediate Income Fund had a capital loss carryover to offset future capital gains of $764,387 expiring in May 2008.

NOTE 9. PROXY VOTING INFORMATION

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website www.sec.gov. Each Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.

NOTE 10. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

NOTE 11. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution/service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 through November 30, 2005.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING        ENDING        EXPENSES   ANNUAL
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING EXPENSE
                                                JUNE 1, 2005  NOVEMBER 30, 2005   PERIOD*   RATIO*
                                                ------------- ----------------- ----------- -------
MARYLAND BOND FUND
Actual Return                                     $1,000.00       $  999.74        $3.81     0.76%
Hypothetical Return (5% return before expenses)    1,000.00        1,021.26         3.85     0.76%

INTERMEDIATE INCOME FUND INSTITUTIONAL SHARES
Actual Return                                      1,000.00          999.93         2.91     0.58%
Hypothetical Return (5% return before expenses)    1,000.00        1,022.16         2.94     0.58%

INTERMEDIATE INCOME FUND A SHARES
Actual Return                                      1,000.00          997.96         4.81     0.96%
Hypothetical Return (5% return before expenses)    1,000.00        1,020.26         4.86     0.96%

---------------------
* Expenses are equal to a Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

                 (This page has been left blank intentionally.)

[LOGO]
      B

BROWN ADVISORY

                              INVESTMENT ADVISOR
                             Brown Advisory, Inc.
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

  This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
      B

BROWN ADVISORY

                              SEMI-ANNUAL REPORT

                               NOVEMBER 30, 2005
                                  (Unaudited)


                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY VALUE EQUITY FUND

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                       BROWN ADVISORY INTERNATIONAL FUND

                        BROWN ADVISORY REAL ESTATE FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE FUNDS' INVESTMENT ADVISOR, BROWN ADVISORY, INC. AND/OR A FUND'S SUB-ADVISOR AS OF NOVEMBER 30, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

                               TABLE OF CONTENTS


                    A Message to Our Shareholders.......  1

                    Schedule of Investments............. 16

                    Statements of Assets and Liabilities 32

                    Statements of Operations............ 34

                    Statements of Changes in Net Assets. 36

                    Financial Highlights................ 40

                    Notes to Financial Statements....... 44

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005


Dear Shareholder:

2005 has been another volatile year for the equity market, and large-cap growth stocks have been no exception to the trend. Despite a late-summer slide, due in part to two hurricanes and higher energy prices, the Brown Advisory Growth Equity Fund (the "Fund") rallied in October and November. For the six-month period ended November 30, 2005, the Fund produced a total return of 3.53% in comparison to the Fund's benchmarks, the S&P 500 Index and the Russell 1000 Growth Index (the "Russell Index"), which increased 5.88% and 7.05% respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

At the forefront of investor concern has been a continued focus on the effect of higher energy prices on inflation and future economic growth. Hurricanes Katrina and Rita disrupted oil refinery production, causing energy prices to surge, while the Gulf Coast region suffered considerable economic losses from the storms. In light of these factors, debate continues regarding the length and magnitude of the Federal Reserve's "measured" rate hikes. In such uncertain times, sector allocation and stock selection are of utmost importance in achieving positive returns and avoiding major downturns. Over the past six months, the Fund's sector allocation performed in-line with the Russell Index's sectors. Our stock selection, however, proved to be the differentiating factor between the returns of the Fund and the Russell Index.

Leading contributors to performance this period included AMGEN, INC., SCHLUMBERGER, LTD., BEST BUY CO., INC. and ACCENTURE, LTD. Amgen reported solid quarterly earnings, driven by strong sales growth in its three primary drugs. The company's product pipeline appears promising for the cancer, osteoporosis and diabetes markets and should provide attractive growth going forward. Best Buy improved revenues based on its continuing conversion to a consumer-centric store model and strong growth in services, led by its Geek Squad home-service team. Accenture has benefited from stable pricing, strong demand for consulting services, and greater market share in overseas markets, especially Europe.

Stocks that detracted from performance over the past six months were DELL, INC., PFIZER, INC., KINETIC CONCEPTS, INC., and COMCAST CORP. Dell Computer reported lower than expected second quarter revenue growth, prompting selling pressure on the stock. We viewed this weakness as an opportunity to add to positions, given management's ability to quickly recalibrate pricing and execute on its superior business model. Pfizer continues to struggle with the cox-2 market and the patent challenge on its largest product, Lipitor; nevertheless, future earnings forecasts should benefit from good cost control and an improving product pipeline. Kinetic Concepts shares dropped meaningfully after government challenges on its reimbursement rates surfaced. Comcast shares have been under pressure due to the company's increased capital expenditure projection for 2005 and investor fears of the longer-term threat of alternative distribution methods (i.e. Apple's iPod video).

During the period, we eliminated our positions in ABBOTT LABORATORIES, AFFILIATED COMPUTER SERVICES, INC., AMERIPRISE FINANCIAL, INC., ANHEUSER-BUSCH COS., INC., CITIGROUP, INC., COSTCO WHOLESALE CORP., EXPEDIA, INC., INTERACTIVE CORP., and FOREST LABORATORIES, INC. Fundamentally, these names no longer fit with our philosophy of owning companies with strong, sustainable revenue and earnings growth. We believe better fundamentals exist in companies such as ALBERTO-CULVER CO., CDW CORP., FMC TECHNOLOGIES, INC., KINETIC CONCEPTS, INC., and LAUREATE EDUCATION, INC. We initiated positions in each of these companies over the past six months.

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005


We strive to own industry-leading companies with histories of strong revenue and earnings growth at attractive valuations. Looking forward, we remain optimistic about the Fund's prospects for long-term appreciation.

Sincerely,
Geoffrey R.B. Carey, CFA

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

Dear Shareholder:

During the six-month period ended November 30, 2005, the Brown Advisory Value Equity Fund (the "Fund") posted a total return of 3.81%. During the same period, the Russell 1000 Value Index (the "Index") rose by 5.72% and the S&P 500 Index increased by 5.88%. During the past twelve months, the Fund returned 10.62% versus the Index return of 9.98% and the S&P 500 return of 8.44%. Since inception on January 28, 2003, the Fund has recorded an annualized return of 17.80% versus the Index return of 19.44% and the S&P 500's return of 16.22%. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

Skyrocketing energy prices, two devastating hurricanes, and rising short-term interest rates made the past six months a challenging time for investors. Our portfolio made modest progress during this period, although our performance lagged that of the Index. Broadly speaking, inflation plays, such as energy and low-quality companies, are "in" among investors, and high-quality, large-cap companies, such as health care product manufacturers, are "out." Our investment philosophy has always emphasized the importance of purchasing quality businesses at inexpensive valuations, thereby helping to mitigate risk for our investors in the face of an always-uncertain future. In light of this philosophy, it is our judgment that REITs, energy, and utilities offer scarce opportunity and too much downside risk for us to become owners. Moreover, this has been the case for almost a year. The absence of these sectors in our portfolio has hurt our year-to-date performance by several percentage points, but we believe this positioning will prove fruitful given that the contrast in performance and valuation between the "haves" and "have-nots" in this market is substantial and, in our view, unsustainable.

The leading contributors to performance this six-month period were HEWLETT-PACKARD CO., AMERICAN INTERNATIONAL GROUP, INC., REEBOK INTERNATIONAL, LTD., YORK INTERNATIONAL CORP., SEAGATE TECHNOLOGY, and LINCOLN NATIONAL CORP. It is worth noting that two of these top performers, York and Reebok, were takeover situations. Although fortuitous, this phenomenon is not entirely accidental, as our approach incorporates an estimate of private market value. Performance detractors during the third quarter were PFIZER, INC., MERCK & CO., INC., JONES APPAREL GROUP INC., RENAISSANCE RE HOLDINGS, LTD. and BRUNSWICK CORP.

In situations with respect to which we believed the reward/risk ratio had become unfavorable, we reduced or eliminated positions and redeployed the resulting funds into stocks offering a better reward/risk ratio. In addition to the takeovers mentioned above, the securities we eliminated included BEA SYSTEMS, INC., BOWATER, INC., FREDDIE MAC, LOWE'S COS., Inc., MCKESSON CORP., RENAISSANCE RE HOLDINGS, LTD., SNAP-ON, INC., WACHOVIA CORP. and WASHINGTON MUTUAL, INC. All of these securities were sold at a profit with the exceptions of Renaissance Re and Bowater Inc. We viewed the developing regulatory issues affecting Renaissance Re as overshadowing an attractive industry opportunity. Proceeds from the sale of Renaissance Re were used to fund beginning positions in several other reinsurance companies. We exited our position in Bowater Inc. after determining that a prospective turnaround in the company's operations and performance would take longer than initially expected. We also concluded that the company lacks the necessary financial flexibility to weather a possible economic slowdown.

During the past six months, we initiated positions in several new investments across a range of sectors. AVON PRODUCTS, INC., BANK OF AMERICA CORP., BOSTON SCIENTIFIC CORP., BRUNSWICK CORP., E.I. DU PONT DE NEMOURS & CO.,

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

MICROSOFT CORP., OUTBACK STEAKHOUSE, INC., SEAGATE TECHNOLOGY, TYCO INTERNATIONAL, LTD. and VERIZON COMMUNICATIONS, INC. are all examples of global businesses with strong franchises, sensible capital deployment, and solid finances. We believe that their current inexpensive valuations offer small downside risk, as they either reflect little prospect for potential improvement or, in some cases, dismiss entirely the value of certain business segments. For example, Verizon's valuation seems to accord the company credit for its well-respected wireless service, but does not price in any value for its core wireline or broadband strategy. MONTPELIER RE HOLDINGS, LTD., PARTNERRE, LTD., and XL CAPITAL, LTD. are leading reinsurance companies trading close to their price-to-book-value lows at a time when we should see industry pricing improve due to a record hurricane season.

We remain very encouraged about the portfolio's prospects for capital appreciation. Not only are the portfolio's valuation characteristics attractive relative to those of the benchmark, we also believe that the individual securities in the portfolio are themselves undervalued according to our fundamental analysis. Measured by earnings reliability and profitability, our current portfolio exhibits the highest quality level we have seen in recent memory. We continue to believe that this combination of attractive valuations and sound business fundamentals has the potential for attractive returns while minimizing downside risk against an economic or market downturn.

Sincerely,
Richard M. Bernstein, CFA

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

Dear Shareholder:

The Brown Advisory Small-Cap Growth Fund's Institutional Shares (the "Fund") returned 8.62% for the six months ended November 30, 2005. This performance lagged our primary benchmark, the Russell 2000 Growth Index (the "Index"), by 3.06%, but surpassed the S&P 500 Index by 2.74%. While stock selection benefited the Fund during the period, limited exposure to some sectors, particularly energy, held back results. Looking at the trailing 12 months, the portfolio generated a 9.58% return versus 8.06% for the Index and 8.44% for the S&P 500. For a longer term perspective, the Fund's 5-year and since inception (6/28/99) returns were -1.09% and 2.44% versus 3.54% and 2.01% for the Index. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

The economy and the equity markets have been remarkably resilient over the past several months. Despite higher energy prices, rising interest rates, Alan Greenspan's retirement as Federal Reserve chairman, uncertainty over the war on terrorism and the attempted democratization of Iraq, the unearthing of several new corporate scandals, and a record number of hurricanes disrupting economic activity - particularly to the exploration and production (E&P) and refining sectors in the Gulf region - the US market indices posted gains, albeit modest ones, and Gross Domestic Product (GDP) growth has advanced at a healthy pace of about 4%. This continued robust economic activity has spurred strong corporate cash flow and profit growth over the past several quarters, leading to increasingly liquid balance sheets and providing good fundamental support to equity prices.

The stock market appears to have a solid underpinning as economic growth is forecast to continue at a strong pace, inflation expectations are tame, interest rates remain low, and the multiple on 2006 estimated earnings for the S&P 500, Russell 2000, and the Russell 2000 Growth indices are at the relatively low historical levels of 15.4x, 18.8x, and 20.0x, respectively. Furthermore, with company balance sheets generally being cash-rich and a sizeable amount of private equity capital on the sidelines, the environment appears ripe for a pick-up in M&A and take-out activity, providing additional valuation support. While the popular press has recently proclaimed that large capitalization stocks may be poised to claim market leadership following a prolonged period of small cap out-performance, we believe that the vast universe of smaller public companies will continue to provide fertile ground from which to build a portfolio of securities capable of outperforming the market over the long term. Lastly, given the strong relative performance of value versus growth over the past several years, the valuation premium for growth appears quite low. As a result, the number of new investment ideas meeting our criteria has grown, which should benefit long-term performance. These criteria include: the company must serve a relatively large and growing addressable market, command a dominant share of its end market or possess prospects for meaningful share gains, have high and/or rising profit margins, annual earnings growth of an above-average rate, the potential for ample free cash flow generation, and trade at an attractive value relative to its intrinsic value.

The Fund seeks to invest at least 80% of the values of its net assets (plus borrowings for investment purposes) in primarily smaller capitalization companies with above average, sustainable growth rates. We are attracted to businesses that operate in relatively sizeable and growing end markets, possess favorable and/or improving market positions, are likely to generate healthy profit margins and returns, have a solid/improving balance sheet, are guided by a capable and shareholder friendly management team, and have a public market value below our estimate of its intrinsic worth. We believe this focus, a disciplined process, and a longer-term view can generate attractive returns for our shareholders over time in a world that is too often focused on the short term.

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005


The top contributors to the Fund during the period represented a number of different sectors. INTUITIVE SURGICAL, INC. was the best performer followed closely by FORWARD AIR CORP., DIGITAL INSIGHT CORP., and AKAMAI TECHNOLOGIES, INC.. Intuitive Surgical gained on better than expected market penetration of its advanced surgical systems, which led to dramatic upward earnings revisions. These recent results continue to validate our original thesis that over time the company's DaVinci product is likely to become the standard for a number of complex surgical procedures. Forward Air is the nation's leading provider of time-definite freight delivery services. The company uses ground transportation and a series of 80 terminals located near airports to deliver less time-sensitive airfreight cargo. A rebound in the economy, the successful acquisition of certain competitors, and economies of scale helped earnings exceed expectations. Digital Insight is a leading provider of Internet banking solutions to banks and thrift institutions. The company reported a number of new contracts and also continues to improve the operations of two struggling acquired subsidiaries. As a result, earnings expectations generally rose. Akamai, the leading provider of web content delivery services, benefited from its customers' successes in highly visible consumer markets. Having acquired its only significant direct competitor, Akamai appears well positioned for growth as the Internet becomes the preferred channel for delivering digital media and software applications.

A recent addition to the portfolio, CORE LABORATORIES NV, was also among the top ten contributors. The company is the leading provider of reservoir description, production enhancement, and reservoir management services to the oil industry. These services allow customers to optimize reservoir performance and maximize hydrocarbon recovery from producing fields. Core Labs is the only global provider of services that characterize reservoir rocks and all three fluids: gas, oil, and water. The best return on investment, in many cases, for exploration and production companies is to produce more from their existing reservoirs and Core Labs does just that. Oftentimes, companies that use Core Labs' services have been able to increase total recovery by 5-10% and, in some cases, as much as an additional 15% of their in-place reserves. As Core Labs helps improve the efficiency and earnings of energy companies, its bottom line should benefit as well. At the time of purchase, Core Labs was trading at an attractive multiple of 13x our estimate of 2006 earnings.

The largest detractors from the portfolio's performance for the period were MARTEK BIOSCIENCES CORP., WIND RIVER SYSTEMS, INC., and TREX CO., INC.. Martek engages in the development, manufacture, and sale of products derived from microalgae and other microbes. Its products include fluorescent markers for diagnostics and rapid miniaturized screening, as well as nutritional oils used in infant formula, nutritional supplements, and food fortification ingredients. The company's nutritional oils consist of fatty acid components, such as docosahexaenoic acid (DHA) and arachidonic acid (ARA). DHA and ARA help in developing the eyes and central nervous systems of newborns, and DHA helps in promoting adult mental and cardiovascular health. The company has a dominant share of the market for DHA additives used in baby formula, but maintains only a small number of very large customers. Certain of these customers unexpectedly reported an accumulation of substantial inventories of DHA, forcing a meaningful drop in future orders. This will cause revenues and earnings in future periods to come in below original estimates. Wind River, a leading provider of software tools and operating systems for embedded microprocessors, reduced its guidance for the third quarter, prompting the shares to decline. Trex is the leader in composite residential decking. Inventories at various dealers and distributors grew to excessive levels as demand waned somewhat, causing orders to come in below plan and negatively impacting results for the remainder of the year.

We are decidedly optimistic about the future of our portfolio. With a favorable backdrop for the equity markets, several exciting new additions to the portfolio in recent months, a growing list of potential new ideas, and only a

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

minimal valuation premium associated with small growth companies, the prospects for the Fund remain quite promising. We look forward to updating shareholders on our progress again in six months.

Sincerely,
Christopher A. Berrier
Timothy W. Hathaway, CFA

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

Dear Shareholder:

During the six-month period ended November 30, 2005, the Brown Advisory Small-Cap Value Fund (the "Fund"), which was launched on October 31, 2003, increased 8.35% in value. During the same period, the Russell 2000 Value Index (the "Index"), the Fund's benchmark, rose 9.21%. For the twelve-month and since inception (10/31/03) periods ended November 30, 2005, the Fund increased 16.01% and 19.93% while the Index rose 8.04% and 17.05%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

For the six months ended November 30, 2005, stock prices rose as a result of several factors. They included fund flows into equities due to low interest rates, robust corporate profits, and the market's view that the Federal Reserve was nearing the end of its two-year program of "measured" increases in short-term interest rates. There were forces, however, that moderated the rise in equity prices. Higher raw material and energy prices dampened corporate profit growth and raised inflation concerns. Hurricanes disrupted business on the Gulf Coast and nationwide. The prospect of new leadership at the Federal Reserve (the "Fed") contributed to investor uncertainty. Overall, the economy grew at a sustainable pace during the last six months.

In light of inflation concerns and the resilience of the economy, a key issue for equity investors remains how long the Fed will continue to raise short-term interest rates. Higher rates not only dampen economic growth and cut into corporate profits, they also make fixed-income instruments more attractive relative to equities. Another concern weighing on equity investors is whether current valuations have fully discounted the increases in corporate profits expected for next year and if these forecasts remain realistic today.

As noted, the Fund's return lagged that of the Index for this six-month period. The primary reason is that the Fund's investments within the consumer discretionary sector declined 5.3% versus +0.6% for the comparable Index. Short-term operational challenges in companies represented by the Fund's investments in media, education, and distribution businesses were the main reason for the performance differential. Nonetheless, these companies remain fundamentally sound and two are actively repurchasing their stock. Meaningful contributors to the Fund's return for the six months were its investments in the industrial sector, which rose 15.1% and accounted for over 30% of the total return. Commercial services and machinery stocks were particularly strong. Investments within the financial services sector also contributed over 30% of the Fund's total return during the period, with our investments in the sector rising 15.2% versus 9.7% for the Index. Investments in real estate investment trusts and nontraditional financial services were the Fund's best performers within this sector.

From an individual stock perspective, the Fund's largest contributors to performance included CBIZ, INC., INTERGRAPH CORP., ARCH COAL, INC., CASH AMERICA INTERNATIONAL, INC., and COMSTOCK RESOURCES, INC. The largest detractors from performance were LIPMAN ELECTRONIC ENGINEERING, LTD., MDC PARTNERS, INC., CORINTHIAN COLLEGES, INC., HANDLEMAN CO., and INFOUSA, INC. Recent divestitures included FUEL-TECH NV, PROVIDIAN FINANCIAL CORP., POLYMEDICA CORP., STORAGE TECHNOLOGY CORP., and TECHNITROL, INC. These stocks were sold because we felt they no longer offered an acceptable return; the proceeds were reinvested in stocks which we believe offer more attractive returns. Subsequent new purchases in the period included ACETO CORP., ACXIOM CORP., GLOBAL CASH ACCESS, INC., MANTECH INTERNATIONAL CORP., and WESTERN GAS RESOURCES, INC.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005


The Fund seeks long-term capital appreciation by investing in smaller capitalization companies that we believe are attractively priced based on their ability to generate cash flow beyond what is required for normal operations and reinvestment in the business. In addition, we favor investments in companies with stable businesses, run by highly motivated and competent management, that are undervalued with discrete catalysts to potentially unlock stock value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,
Eugene Fox, III
Robert B. Kirkpatrick, CFA
Amy K. Minella

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

Dear Shareholder:

For the six months ended November 30, 2005, the Brown Advisory International Fund (the "Fund"), which opened for business January 28, 2003, returned 10.93%, compared with 11.23% for the MSCI EAFE Index (the "Index"). The growth portion of the Fund out-performed the Index, while the value portion under-performed the Index. The two management styles are discussed separately below. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

International equity markets surged in the third quarter of 2005, bringing the Index to its highest close in five years. The move in international stocks occurred despite record-high energy prices and a tighter U.S. monetary policy, which combined to dampen investor enthusiasm in America. Japanese equities received a significant boost from an improving macroeconomic outlook and a resounding election endorsement for Prime Minister Koizumi's economic reform policies. European investors shrugged off generally weak local news and higher oil prices, responding instead to strong mid-year corporate earnings results that reflected robust export sales and ongoing cost restructuring efforts. From a sector perspective, energy and materials stocks continued to lead the way. Both groups were supported by sharply positive earnings and cash flow estimate revisions, which have kept industry valuations at reasonable levels.

The portion of the Fund managed by Philadelphia International Advisors LP ("PIA"), which adheres to a value style of management, underperformed the benchmark over the past six-month period. The primary reason for this shortfall was security selection, particularly in our Japanese portfolio and, on a sector basis, in the consumer discretionary, healthcare, and industrial sectors. Two of PIA's positions, VODAFONE GROUP PLC in the U.K. and BYD CO., LTD. in China, were the largest contributors to the total performance gap, as both companies had unfavorable short-term outlooks. Our allocation to financial stocks was underweight in Japanese financials, one of the best performing sectors over the period. Our selections in the energy and utility sectors were strong, but the impact wasn't powerful enough to offset the performance detractors mentioned above.

As one of the Fund's sub-advisors, PIA's objective for the Fund is to achieve attractive returns through investing in international markets. Countries in which the Fund will invest are selected by evaluating a number of factors including, but not limited to, a country's valuation ratios, such as price-to-earnings and dividend yields, prospective economic growth and government policies. Company selection is primarily determined by evaluating a company's growth outlook and market valuation based on price-to-earnings ratios, dividend yields and other operating and financial conditions. The country and sector exposures within the Fund relative to the Index are generally the result of the stock selection process.

The stocks that contributed the greatest amount to PIA's absolute performance during the six months ended November 30, 2005 include TALISMAN ENERGY, INC. (CANADA), RIO TINTO PLC (U.K.), and ZURICH FINANCIAL SERVICES AG (SWITZERLAND).

Looking forward, PIA believes that international stocks remain relatively cheap versus U.S. stocks on the basis of several metrics and international stocks historically have higher dividend yields. In the past, market peaks were

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

accompanied by valuations above historic norms. In contrast, today's valuation of the Index remains close to average, based on measures of earnings, cash flow, and book value. Unlike many previous bull markets, in which valuation multiples expanded considerably, this one has been propelled by a more than doubling of corporate earnings since mid-2003.

For the six months ended November 30, 2005 the portion of the Fund managed by Walter Scott & Partners Limited ("WSPL") outperformed both the Index and the MSCI EAFE Growth Index. The two factors supporting this encouraging performance were investments in energy companies and stocks based in Japan.

High oil prices are the simple explanation for the good performance of energy stocks; every one of us experiences their effect when we pay for gasoline. It seems hard to believe today that the front cover of the ECONOMIST for March 6, 1999 could have as its banner headline "Drowning in Oil" with an article inside giving credence to the possibility of $5-a-barrel oil. Today the consensus is that Chinese and Indian demand will place such great pressures upon the world's energy producers that an oil price above $60 per barrel may well be the norm. WSPL's decision in the late 1990s to increase its investment in energy stocks was in part a recognition that the "solution" for an oil price of $10 per barrel was an oil price of $10 per barrel - in other words, we believed that initiatives to find new reserves and simultaneously to reduce demand in developed economies would be severely hampered by abundant cheap oil, and would only accelerate as prices rose. The gas-hungry SUV epitomized the era of cheap oil. The change in consumer behaviour in response to higher gas prices is evident in the market share gains by Toyota and Honda, as well as in the severe difficulties today by GM and Ford.

The direction of oil prices and the outlook for the energy stocks in our portfolio are matters under constant debate within WSPL. Earnings and dividend growth will be excellent, but already the politicians are circling, ready to tax "windfall" gains. The British Chancellor of the Exchequer has already announced increased taxes for North Sea production.

At the time of this writing, the Nikkei Index stands over 15,000. It was last at this level in December 2000. The general improvement in the economy, a strong export performance, and clear evidence that deflation is ending, have all combined to support the Japanese market. The improved political climate has helped too. The parliamentary defeat of Prime Minister Koizumi's plans to privatise the Post Office led to a snap general election. Koizumi's clear victory, not least over the opponents of reform within his own party, the LDP, has been taken as compelling evidence that "Japan is changing."

WSPL has seen excellent earnings growth from most of its Japanese stocks. Years of patient improvement in operations are now being rewarded by growing sales, which are leading to leveraged growth in earnings. Four of the Fund's financial stocks - MITSUBISHI UJF FINANCIAL GROUP in banking, MILLEA Holdings, Inc. in insurance, MITSUBISHI ESTATE CO., LTD. in property, and NIKKO CORDIAL CORP. in brokerage and asset management - have been among its best performers over the period. Japan's greatest challenge of the past fifteen years has been the residual effects of the "bubble" era of the late 1980s, notably in the real estate market. These problems have largely been overcome; hence the improved performance of the financial sector.

Japan's economic and political perkiness stands in sharp contrast to the situation in Europe. The defeat of the European constitutional referenda in France and Holland, followed by the inconclusive result of the German election, suggest political torpor at a moment when the region needs decisive action to stimulate growth and cut

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

unemployment. The new German government's decision to increase taxes at a time of 10% unemployment suggests a certain lack of awareness of the economic realities of life. Add an increasing disenchantment with the Euro and its "one size fits all" approach to interest rate policy, and the outlook for Europe is not encouraging. The one ray of light at present is the decline in the Euro's value versus the dollar, which is helping exports.

The outlook for the next six months is, as ever, difficult to predict. The structure of world interest rates follows the pattern set in the U.S. The new man at the policymaking helm, Dr. Bernanke, has made some interesting comments in recent years (to say the least) about his willingness to counter deflation via monetary policy. Investors have become familiar with the delphic Mr. Greenspan and his willingness to flood markets with liquidity whenever a danger is hinted; however, the U.S. relies upon foreign capital to fund its consumption at the margin to such a great extent that any loss of confidence in the dollar or the economy could have severe effects around the world.

Europe's economies face hard challenges of unemployment, social unrest, and global competition. The outlook in Asia, however, is as good as it has been in many years, hence WSPL's greater exposure there.

Sincerely,
Andrew B. Williams, CFA, Philadelphia International Advisors
Alan McFarlane, Walter Scott & Partners Limited

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

Dear Shareholder:

The Brown Advisory Real Estate Fund (the "Fund") seeks to provide a high level of current income as its primary objective and capital appreciation as its secondary objective. In order to achieve these objectives, the Fund has invested at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity and equity related securities issued by "real estate companies" such as real estate investment trusts ("REITs"). To mitigate risk, we seek diversification by property type and geographic location within the portfolio. In addition to providing high current income, potential dividend growth and an opportunity for some capital appreciation over time, the Fund provides a convenient means of diversification for an investors' overall portfolio of stocks and fixed income instruments. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-540-6807.)

As in many prior periods, REIT returns over the last six months have been anything but uniform. While looking solely at monthly returns has tended to mask volatility as of late, in other periods it has not: from the end of May through the first few days in August, REITs, as measured by the National Association of Real Estate Investment Trusts' (NAREIT) Equity Index, rose roughly 13.5%. Throughout the summer months, it was widely speculated that the Federal Reserve might interrupt its pattern of interest rate hikes. Following the summer hurricanes and their impact on oil and gas supplies, though, REITs fell over 11% as the sustainability of consumer spending was called into question. As oil prices retreated beginning in mid-October, REITs rose just over 10% through the end of November. In all, equity REITs rose 11.0% year-to-date through November 30, 2005, while the NAREIT Composite Index, which includes both equity and mortgage REITs, advanced 8.3%. Outlined below are the Fund's returns compared to those of the NAREIT indices and a selection of other asset classes:

                                                              Six months ended
                                                                November 30,
                                                                    2005
                                                              ----------------
  Brown Advisory Real Estate Fund                                   7.23%
  NAREIT Equity Index                                              10.96%
  NAREIT Composite Index                                            8.32%
  S&P 500 Index (Large Cap Stocks) (Primary Benchmark)              5.88%
  Russell 2000 Index (Small Cap Stocks)                            10.47%
  Lehman Brothers Intermediate Aggregate Index (Fixed Income)      -0.21%

The Fund has continued to outperform its primary benchmark, the S&P 500 Index. However, the Fund's under-performance compared to the NAREIT Equity Index is the result of well-known factors. Specifically, the REITs that have provided the highest dividend yields have tended to exhibit somewhat slower earnings growth compared to REITs in general. As a result of our focus on yield, the Fund's holdings have earned a higher-than-average dividend yield compared to the indices, but have generated slightly less-than-average capital appreciation. Recently, we have shifted our focus somewhat to favor those REITs whose earnings growth are comparable to those in the Fund's primary benchmark, as the downturn in fundamentals that began in 2001 and 2002 has bottomed for nearly all real

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

estate sectors. The Fund may also invest in REITs whose dividend rates are below average at the time of their purchase but offer the potential for above average dividend growth over time. As earnings growth accelerates and dividend coverage returns to healthy levels, we believe dividend increases will follow.

The real estate sectors that have outperformed over the past six months have all experienced at least some level of merger activity and the associated speculation as to who could be next. The industrial and apartment sectors, both up over 15%, surpassed the NAREIT Equity Index return of 11.0%. The early-June acquisition of Catellus Development Corporation contributed to the industrial sector's returns, while the privatization of both Gables Residential and Amli Residential bolstered the apartment sector. The self-storage sector out-performed the broader NAREIT Equity Index on the heels of Public Storage's offer to purchase Shurgard Storage. Meanwhile, the manufactured housing and health care sectors, neither of which has had meaningful actual or rumored merger activity, eked out barely-positive returns of 0.6% and 2.8%, respectively - significantly under-performing the index as a whole.

Companies that helped the Fund's performance over the period included BIOMED REALTY TRUST, INC. (BMR), SIMON PROPERTY GROUP, INC. (SPG), and BRE PROPERTIES, INC. (BRE). Shares of BioMed, a small-cap office landlord focused on medical R&D and lab facilities, rose following the company's successful acquisition of a group of properties serving MIT. Shares of the stock rose over 20% as the market grew comfortable with BioMed's ability to complete a portfolio acquisition that expands the size of the company by nearly half. Simon Property Group's management team has long been regarded as one of the best in the industry, both for its ability to maintain its existing mall and outlet portfolio and its acumen in finding new avenues of growth. Shares sold off sharply following Hurricane Katrina, despite management's late July increase in earnings guidance. Investors recognized the sell-off as a buying opportunity, bidding the shares back to near-historic highs - for the period, Simon shares returned over 12%. Apartment REIT BRE Properties benefited from a recovery in apartment fundamentals in Southern California as well as speculation that BRE could be the next apartment REIT to participate in an M&A event. In all, shares of the stock rose nearly 21%.

Companies whose shares contributed to the Fund's under-performance in the quarter included PARKWAY PROPERTIES, INC. (PKY), MILLS CORP. (MLS), and EAGLE HOSPITALITY PROPERTIES TRUST (EHP). All three companies reported relatively weak third quarter earnings, and share prices declined accordingly. Shares of Parkway Properties, an office landlord focused primarily on southeast suburban office properties, fell 10% when the company announced that, while the national office market in general has begun to recover, fundamentals in their specific markets remain challenging and earnings in 2006 would be substantially below those anticipated by Wall Street. In mid-October, Mills informed investors that their third quarter report would be delayed, sending shares lower. When the company finally reported earnings in mid-November, it materially missed consensus estimates and shares have plummeted in all by 25%. Eagle Hospitality, which operates a small number of upscale hotels concentrated in and around the Midwest and whose shares first traded on the open market in late 2004, indicated that a recently opened competitor to one of its hotels had impacted the quarter's earnings. Investors fled the stock, unwilling to adopt a "wait-and-see" attitude with a new management team, driving the price down more than 20%. We feel that the worst has been discounted in the share prices of Parkway and Mills and we continue to own both. Wall Street seems to agree, as the companies have recently seen ratings upgrades. We have sold our shares in Eagle Hospitality, putting the proceeds into HOST MARRIOTT CORP. (HMT), a hotel REIT in which we have more confidence.

We continue to believe that REITs should play an important part in a diversified portfolio for 1) their relative appeal as yield investments and 2) their portfolio diversification benefits. In an environment in which current yield will be

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005

increasingly vital for the burgeoning retired population, REITs offer attractive current yields with the potential for substantial dividend growth over the long term.

Sincerely,
William K. Morrill, Jr.

MANY REAL ESTATE COMPANIES ARE SMALL AND MEDIUM CAPITALIZATION COMPANIES. AS A RESULT, INVESTING IN SUCH COMPANIES MAY POSE A GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS.

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

          Shares   Security Description                        Value
          ------   --------------------                        -----
         COMMON STOCK - 95.3%
         CONSUMER DISCRETIONARY - 16.1%
            34,000 Best Buy Co., Inc.                       $ 1,640,160
            46,000 Comcast Corp., Class A+                    1,197,840
            23,000 Kohl's Corp.+                              1,058,000
            12,000 Lowe's Cos., Inc.                            809,760
            20,000 Marriott International, Inc., Class A      1,292,200
            16,000 Target Corp.                                 856,160
            28,000 Viacom, Inc., Class B                        935,200
                                                            -----------
                                                              7,789,320
                                                            -----------
         CONSUMER STAPLES - 9.8%
            27,000 Alberto-Culver Co.                         1,173,960
            21,000 PepsiCo, Inc.                              1,243,200
            44,000 Sysco Corp.                                1,422,080
            19,000 Walgreen Co.                                 867,920
                                                            -----------
                                                              4,707,160
                                                            -----------
         ENERGY - 3.4%
            10,000 FMC Technologies, Inc.+                      410,900
            13,000 Schlumberger, Ltd.                         1,244,490
                                                            -----------
                                                              1,655,390
                                                            -----------
         FINANCIALS - 9.0%
            26,000 American Express Co.                       1,336,920
            21,000 American International Group, Inc.         1,409,940
            21,000 Mellon Financial Corp.                       706,440
            16,000 Morgan Stanley                               896,480
                                                            -----------
                                                              4,349,780
                                                            -----------
         HEALTH CARE - 21.4%
            22,500 Amgen, Inc.+                               1,820,925
            20,000 Cephalon, Inc.+                            1,017,000
            20,000 Eli Lilly & Co.                            1,010,000
            16,000 Kinetic Concepts, Inc.+                      623,200
            22,000 Laboratory Corp. of America Holdings+      1,141,580
            21,000 Medtronic, Inc.                            1,166,970
            59,000 Pfizer, Inc.+                              1,250,800
            11,000 Pharmaceutical Product Development, Inc.     641,190
            38,000 Stryker Corp.                              1,645,400
                                                            -----------
                                                             10,317,065
                                                            -----------
         INDUSTRIALS - 9.4%
            27,000 Amphenol Corp., Class A                    1,127,790
            34,000 General Electric Co.                       1,214,480
            14,000 Jacobs Engineering Group, Inc.+              909,580
            10,000 L-3 Communications Holdings, Inc.            745,000
            11,000 Laureate Education, Inc.+                    556,270
                                                            -----------
                                                              4,553,120
                                                            -----------

See Notes to Financial Statements.

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

 Shares   Security Description                                             Value
 ------   --------------------                                             -----
SOFTWARE & SERVICES - 16.0%
   71,000 Accenture, Ltd., Class A                                      $ 2,019,240
   76,000 BEA Systems, Inc.+                                                666,520
   15,000 CDW Corp.                                                         879,750
   97,000 Cisco Systems, Inc.+                                            1,701,380
   77,000 Microsoft Corp.                                                 2,133,670
   59,000 Parametric Technology Corp.+                                      345,150
                                                                        -----------
                                                                          7,745,710
                                                                        -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 10.2%
   35,000 Analog Devices, Inc.                                            1,327,200
   61,000 Dell, Inc.+                                                     1,839,760
   28,000 Intel Corp.                                                       747,040
   31,000 Texas Instruments, Inc.                                         1,006,880
                                                                        -----------
                                                                          4,920,880
                                                                        -----------
Total Common Stock (Cost $40,482,968)                                    46,038,425
                                                                        -----------
SHORT-TERM INVESTMENTS - 4.7%
MONEY MARKET FUNDS - 4.7%
  579,043 Cash Reserve Fund, Inc., Institutional Series (Cost $579,043)     579,043
1,707,055 Cash Reserve Fund, Inc., Treasury Series (Cost $1,707,055)      1,707,055
                                                                        -----------
Total Money Market Funds                                                  2,286,098
                                                                        -----------
Total Short-Term Investments (Cost $2,286,098)                            2,286,098
                                                                        -----------
Total Investments - 100.00% (Cost $42,769,066)*                         $48,324,523
Other Assets and Liabilities, Net - 0.0%                                        888
                                                                        -----------
NET ASSETS - 100.0%                                                     $48,325,411
                                                                        ===========

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 7,309,819
            Gross Unrealized Depreciation               (1,754,362)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 5,555,457
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                   Health Care                         21.4%
                   Consumer Discretionary              16.1%
                   Software & Services                 16.0%
                   Technology Hardware & Equipment     10.2%
                   Consumer Staples                     9.8%
                   Industrials                          9.4%
                   Financials                           9.0%
                   Money Market Funds                   4.7%
                   Energy                               3.4%
                                                   ---------
                                                      100.0%
                                                   =========

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

        Shares  Security Description                           Value
        ------  --------------------                           -----
        COMMON STOCK - 98.5%
        BANKS - 6.2%
        125,845 Bank of America Corp.                       $  5,775,027
         97,220 North Fork Bancorporation, Inc.                2,624,940
                                                            ------------
                                                               8,399,967
                                                            ------------
        BASIC MATERIALS - 4.9%
         84,305 El Du Pont de Nemours & Co.                    3,604,039
        159,430 RPM International, Inc.                        2,965,398
                                                            ------------
                                                               6,569,437
                                                            ------------
        CONSUMER DISCRETIONARY - 15.2%
         69,445 Brunswick Corp.                                2,728,494
         49,980 Home Depot, Inc.                               2,088,164
        154,458 Jones Apparel Group, Inc.                      4,442,212
         79,055 Mattel, Inc.                                   1,316,266
        228,955 Nokia Corp. ADR                                3,910,551
         35,485 Outback Steakhouse, Inc.                       1,429,336
        251,425 Time Warner, Inc.                              4,520,621
                                                            ------------
                                                              20,435,644
                                                            ------------
        CONSUMER STAPLES - 8.4%
         62,065 Anheuser-Busch Cos., Inc.                      2,714,723
        116,775 Avon Products, Inc.                            3,193,796
         56,495 Safeway, Inc.                                  1,313,509
         61,520 Unilever NV                                    4,120,610
                                                            ------------
                                                              11,342,638
                                                            ------------
        DIVERSIFIED FINANCIALS - 5.3%
        104,600 Citigroup, Inc.                                5,078,330
         35,465 Morgan Stanley                                 1,987,104
                                                            ------------
                                                               7,065,434
                                                            ------------
        ENERGY - 3.1%
         73,610 Chevron Corp.                                  4,218,589
                                                            ------------
        HEALTH CARE - 18.5%
        138,890 Boston Scientific Corp.+                       3,677,807
         84,288 Forest Laboratories, Inc.+                     3,293,132
        113,509 Health Management Associates, Inc., Class A    2,658,381
        253,088 Merck & Co., Inc.                              7,440,787
        365,710 Pfizer, Inc.                                   7,753,052
                                                            ------------
                                                              24,823,159
                                                            ------------
        INDUSTRIALS - 9.4%
        147,235 Dover Corp.                                    5,955,656
        161,520 Tyco International, Ltd.                       4,606,550
         26,325 Union Pacific Corp.                            2,014,915
                                                            ------------
                                                              12,577,121
                                                            ------------

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

 Shares  Security Description                                        Value
 ------  --------------------                                        -----
 INFORMATION TECHNOLOGY - 13.4%
  60,310 Affiliated Computer Services, Inc., Class A+             $  3,364,092
  80,510 Hewlett-Packard Co.                                         2,388,732
 106,035 Microsoft Corp.                                             2,938,230
 252,075 Parametric Technology Corp.+                                1,474,639
 187,268 Seagate Technology                                          3,543,110
 135,830 Verizon Communications, Inc.                                4,343,843
                                                                  ------------
                                                                    18,052,646
                                                                  ------------
 INSURANCE - 14.1%
  86,690 American International Group, Inc.                          5,820,367
  30,365 Chubb Corp.                                                 2,940,547
  57,470 Lincoln National Corp.                                      2,987,291
  95,860 Marsh & McLennan Cos., Inc.                                 2,961,115
  56,680 Montpelier Re Holdings, Ltd.                                1,112,628
  25,415 PartnerRe, Ltd.                                             1,735,336
  20,370 XL Capital, Ltd., Class A                                   1,352,161
                                                                  ------------
                                                                    18,909,445
                                                                  ------------
 Total Common Stock (Cost $122,898,586)                            132,394,080
                                                                  ------------
 SHORT-TERM INVESTMENT - 0.5%
 MONEY MARKET FUND - 0.5%
 676,032 Cash Reserve Fund, Inc., Treasury Series (Cost $676,032)      676,032
                                                                  ------------
 Total Investments - 99.0% (Cost $123,574,618)*                   $133,070,112
 Other Assets and Liabilities, Net - 1.0%                            1,382,261
                                                                  ------------
 NET ASSETS - 100.0%                                              $134,452,373
                                                                  ============

---------------------
+Non-income producing security.
ADR- American Depositary Receipt
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $12,920,511
            Gross Unrealized Depreciation               (3,425,017)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 9,495,494
                                                       ===========

PORTFOLIO HOLDINGS
% Total Investments

                       Health Care                 18.7%
                       Consumer Discretionary      15.4%
                       Insurance                   14.2%
                       Information Technology      13.6%
                       Industrials                  9.4%
                       Consumer Staples             8.5%
                       Banks                        6.3%
                       Diversified Financials       5.3%
                       Basic Materials              4.9%
                       Energy                       3.2%
                       Money Market Fund            0.5%
                                              ----------
                                                  100.0%
                                              ==========

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005


          Shares   Security Description                       Value
          ------   --------------------                       -----
         COMMON STOCK - 92.1%
         AUTOS & TRANSPORTATION - 1.5%
            50,000 Forward Air Corp.                       $  1,922,500
                                                           ------------
         BIO-TECHNOLOGY - 6.4%
           100,259 Affymetrix, Inc.+                          4,936,753
            95,635 Martek Biosciences Corp.+                  2,506,593
            75,000 Senomyx, Inc.+                               955,500
                                                           ------------
                                                              8,398,846
                                                           ------------
         CONSUMER DISCRETIONARY - 18.1%
            13,356 Apollo Group, Inc., Class A+                 950,947
            80,000 Bright Horizons Family Solutions, Inc.+    2,830,400
            50,000 Brunswick Corp.                            1,964,500
            11,189 Corporate Executive Board Co.                967,960
            64,919 CoStar Group, Inc.+                        3,047,297
            40,000 Getty Images, Inc.+                        3,651,600
           291,023 iPass, Inc.+                               1,973,136
            28,314 Life Time Fitness, Inc.+                   1,088,107
            80,000 Navigant Consulting, Inc.                  1,632,800
            80,000 Regal Entertainment Group                  1,618,400
           438,451 Tivo, Inc.+                                2,358,866
            39,418 Universal Technical Institute, Inc.+       1,197,519
            12,000 Ventiv Health, Inc.                          295,920
                                                           ------------
                                                             23,577,452
                                                           ------------
         DIAGNOSTICS - 3.0%
            84,702 Gen-Probe, Inc.+                           3,910,691
                                                           ------------
         ENERGY - 5.0%
            65,000 FMC Technologies, Inc.+                    2,670,850
           120,000 Input/Output, Inc.+                          892,800
            80,000 Core Laboratories NV+                      2,920,000
                                                           ------------
                                                              6,483,650
                                                           ------------
         FINANCIALS - 1.1%
            42,081 Digital Insight Corp.+                     1,393,723
                                                           ------------
         HEALTH CARE EQUIPMENT & SERVICES - 6.6%
           250,000 Eclipsys Corp.+                            4,482,500
            40,000 Kinetic Concepts, Inc.+                    1,558,000
            75,000 Sunrise Senior Living, Inc.+               2,505,000
                                                           ------------
                                                              8,545,500
                                                           ------------
         MATERIALS & PROCESSING - 4.2%
           152,588 Symyx Technologies, Inc.+                  4,158,023
            56,376 Trex Co., Inc.+                            1,289,319
                                                           ------------
                                                              5,447,342
                                                           ------------
         MEDICAL DEVICES - 9.6%
           305,595 Align Technology, Inc.+                    2,114,717
           100,000 ArthroCare Corp.+                          3,825,000
            29,006 Intuitive Surgical, Inc.+                  3,240,550
            86,650 SonoSite, Inc.+                            3,254,574
                                                           ------------
                                                             12,434,841
                                                           ------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

          Shares      Security Description                        Value
         ------                 --------------------              -----
         PHARMACEUTICALS - 0.6%
            37,058    Salix Pharmaceuticals, Ltd.+             $    717,814
                                                               ------------
         PRODUCER DURABLES - 3.9%
           151,032    ATMI, Inc.+                                 4,321,026
            48,180    Color Kinetics, Inc.+                         745,345
                                                               ------------
                                                                  5,066,371
                                                               ------------
         RETAIL - 9.5%
            96,505    Hot Topic, Inc.+                            1,495,828
            50,000    MarineMax, Inc.+                            1,313,000
            50,000    PF Chang's China Bistro, Inc.+              2,572,500
           150,000    Petsmart, Inc.                              3,573,000
            35,000    Red Robin Gourmet Burgers, Inc.+            1,921,500
            40,000    School Specialty, Inc.+                     1,473,600
                                                               ------------
                                                                 12,349,428
                                                               ------------
         TECHNOLOGY: COMMUNICATION SERVICES & EQUIPMENT - 6.1%
           200,000    Akamai Technologies, Inc.+                  3,992,000
           250,000    Tekelec, Inc.+                              3,250,000
            30,000    WebEx Communications, Inc.+                   714,300
                                                               ------------
                                                                  7,956,300
                                                               ------------
         TECHNOLOGY: COMPUTERS - 2.1%
            65,000    3D Systems Corp.+                           1,156,350
            80,000    Jack Henry & Associates, Inc.               1,531,200
                                                               ------------
                                                                  2,687,550
                                                               ------------
         TECHNOLOGY: SEMI-ELECTRONICS - 2.0%
           121,423    Power Integrations, Inc.+                   2,648,236
                                                               ------------
         TECHNOLOGY: SOFTWARE - 10.9%
            22,000    Avid Technology, Inc.+                      1,110,560
           110,962    Concur Technologies, Inc.+                  1,401,450
            25,000    NAVTEQ Corp.+                               1,050,000
           120,671    Open Solutions, Inc.+                       2,674,069
           146,774    Opsware, Inc.+                                865,967
           219,043    Synplicity, Inc.+                           1,675,679
            70,000    Take-Two Interactive Software, Inc.+        1,277,500
           300,000    Wind River Systems, Inc.+                   4,134,000
                                                               ------------
                                                                 14,189,225
                                                               ------------
         TELECOMMUNICATIONS SERVICES - 1.5%
            80,000    Priceline.com, Inc.+                        1,921,600
                                                               ------------
         Total Common Stock (Cost $87,692,882)                  119,651,069
                                                               ------------
         EXCHANGE TRADED FUNDS - 2.6%
            28,325    iShares Russell 2000 Growth Index Fund      1,981,334
            11,000    Oil Service HOLDRs Trust                    1,374,450
                                                               ------------
         Total Exchange Traded Funds (Cost $3,162,512)            3,355,784
                                                               ------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

       Shares   Security Description                             Value
       ------   --------------------                             -----
      SHORT-TERM INVESTMENTS - 5.0%
      MONEY MARKET FUNDS - 5.0%
      2,344,035 Cash Reserve Fund, Inc., Institutional Series $  2,344,035
      4,190,813 Cash Reserve Fund, Inc., Treasury Series         4,190,813
                                                              ------------
      Total Money Market Funds                                   6,534,848
                                                              ------------
      Total Short-Term Investments (Cost $6,534,848)             6,534,848
                                                              ------------
      Total Investments - 99.7% (Cost $97,390,242)*           $129,541,701
      Other Assets and Liabilities, Net - 0.3%                     399,450
                                                              ------------
      NET ASSETS - 100.0%                                     $129,941,151
                                                              ============

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $37,168,651
            Gross Unrealized Depreciation               (5,017,192)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $32,151,459
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

           Consumer Discretionary                              18.2%
           Technology: Software                                11.0%
           Medical Devices                                      9.6%
           Retail                                               9.5%
           Health Care Equipment & Services                     6.6%
           Bio-Technology                                       6.5%
           Technology: Communication Services & Equipment       6.1%
           Money Market Funds                                   5.0%
           Energy                                               5.0%
           Materials & Processing                               4.2%
           Producer Durables                                    3.9%
           Diagnostics                                          3.0%
           Exchange Traded Funds                                2.6%
           Technology: Computers                                2.1%
           Technology: Semi-Electronics                         2.0%
           Autos & Transportation                               1.5%
           Telecommunications Services                          1.5%
           Financials                                           1.1%
           Pharmaceuticals                                      0.6%
                                                          ----------
                                                              100.0%
                                                          ==========

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005


   Shares   Security Description                                      Value
   ------   --------------------                                      -----
  COMMON STOCK - 98.4%
  BASIC MATERIALS - 5.7%
     82,805 Aceto Corp.                                            $   496,830
     73,500 Compass Minerals International, Inc.                     1,769,880
     60,700 HB Fuller Co.                                            1,880,486
     79,600 Novelis, Inc.                                            1,517,176
                                                                   -----------
                                                                     5,664,372
                                                                   -----------
  CAPITAL GOODS - 6.8%
    142,100 EDO Corp.                                                3,784,123
     49,300 Kaman Corp., Class A                                       947,053
     33,500 Lincoln Electric Holdings, Inc.                          1,367,135
     23,600 Measurement Specialties, Inc.+                             587,168
                                                                   -----------
                                                                     6,685,479
                                                                   -----------
  COMMERCIAL SERVICES & SUPPLIES - 14.2%
     77,700 Adesa, Inc.                                              1,851,591
     37,300 Banta Corp.                                              1,883,650
    443,614 CBIZ, Inc.+                                              2,777,024
     34,100 Convergys Corp.+                                           566,060
     75,800 Electro Rent Corp.+                                      1,059,684
     53,800 Gartner, Inc., Class A+                                    725,224
     33,600 Global Cash Access, Inc.+                                  425,040
     33,200 Providence Service Corp.+                                  970,104
     62,500 Silgan Holdings, Inc.                                    2,205,625
     32,500 Standard Parking Corp.+                                    622,375
     45,100 Technical Olympic USA, Inc.                                934,923
                                                                   -----------
                                                                    14,021,300
                                                                   -----------
  CONSUMER DISCRETIONARY - 1.7%
    136,300 Corinthian Colleges, Inc.+                               1,650,593
                                                                   -----------
  CONSUMER STAPLES - 2.8%
    233,000 Del Monte Foods Co.+                                     2,302,040
     23,700 Spectrum Brands, Inc.+                                     426,600
                                                                   -----------
                                                                     2,728,640
                                                                   -----------
  ENERGY - 5.6%
     12,100 Arch Coal, Inc.                                            932,184
     83,900 Comstock Resources, Inc.+                                2,573,213
     20,500 Penn Virginia Corp.                                      1,223,030
     16,600 Western Gas Resources, Inc.                                791,488
                                                                   -----------
                                                                     5,519,915
                                                                   -----------
  FINANCIALS - 20.0%
     21,400 Affiliated Managers Group+                               1,687,176
    200,100 Crescent Real Estate Equities Co.                        4,156,077
      4,000 First City Liquidating Trust Loans Assets Corp.+ (+/-)       2,800
     96,100 Hilb Rogal & Hobbs Co.                                   3,745,977
    104,300 Interactive Data Corp.                                   2,309,202
     74,500 Jackson Hewitt Tax Service, Inc.                         1,790,980
    103,300 Nelnet, Inc., Class A+                                   3,930,565
     93,200 Trizec Properties, Inc.                                  2,095,136
                                                                   -----------
                                                                    19,717,913
                                                                   -----------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

 Shares   Security Description                                          Value
 ------   --------------------                                          -----
HEALTH CARE - 2.3%
   90,400 West Pharmaceutical Services, Inc.                         $ 2,257,288
                                                                     -----------
HOTEL, RESTAURANTS & LEISURE - 5.5%
  125,800 AFC Enterprises, Inc.                                        1,542,308
   98,700 Speedway Motorsports, Inc.                                   3,840,417
                                                                     -----------
                                                                       5,382,725
                                                                     -----------
INFORMATION TECHNOLOGY - 14.3%
   59,800 Acxiom Corp.                                                 1,326,364
   26,600 InfoSpace, Inc.+                                               701,176
  213,800 infoUSA, Inc.                                                2,165,794
   24,800 Intergraph Corp.+                                            1,190,896
  126,600 Lipman Electronic Engineering, Ltd.+                         2,837,106
   43,500 Mantech International Corp.+                                 1,089,240
   20,000 Mercury Interactive Corp.+                                     556,000
   62,500 Progress Software Corp.+                                     1,933,750
   78,900 Transaction Systems Architects, Inc. +                       2,295,990
                                                                     -----------
                                                                      14,096,316
                                                                     -----------
MEDIA - 7.0%
  302,800 Hollinger International, Inc., Class A                       2,704,004
  202,500 MDC Partners, Inc., Class A+                                 1,144,125
   34,600 RH Donnelley Corp.+                                          2,179,108
   77,000 Valuevision Media, Inc., Class A+                              854,700
                                                                     -----------
                                                                       6,881,937
                                                                     -----------
RETAILING - 9.2%
  135,500 Cash America International, Inc.                             3,069,075
  132,200 Handleman Co.                                                1,815,106
   50,950 Stage Stores, Inc.                                           1,523,915
  160,300 Triarc Cos., Inc., Class A                                   2,620,905
                                                                     -----------
                                                                       9,029,001
                                                                     -----------
TRANSPORTATION - 3.3%
  124,900 Pacer International, Inc.                                    3,301,107
                                                                     -----------
Total Common Stock (Cost $85,690,926)                                 96,936,586
                                                                     -----------
SHORT-TERM INVESTMENT - 1.4%
MONEY MARKET FUND - 1.4%
1,346,591 Cash Reserve Fund, Inc., Treasury Series (Cost $1,346,591)   1,346,591
                                                                     -----------
Total Investments - 99.8% (Cost $87,037,517)*                        $98,283,177
Other Assets and Liabilities, Net - 0.2%                                 219,453
                                                                     -----------
NET ASSETS - 100.0%                                                  $98,502,630
                                                                     ===========

---------------------
+Non-income producing security.
(+/-)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities.
 At the end of the period, the value of these securities amounted to $2,800 or less than 1% of net assets.

                                                                                  Acquisition Value
                   Security                     Acquisition Date Acquisition Cost     Per Unit
                   --------                     ---------------- ---------------- -----------------
First City Liquidating Trust Loans Assets Corp.  March 4, 2003        $8,050           $2.0125

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005


*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $15,530,190
            Gross Unrealized Depreciation               (4,284,530)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $11,245,660
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                   Financials                          20.0%
                   Information Technology              14.3%
                   Commercial Services & Supplies      14.3%
                   Retailing                            9.2%
                   Media                                7.0%
                   Capital Goods                        6.8%
                   Basic Materials                      5.8%
                   Energy                               5.6%
                   Hotel, Restaurant & Leisure          5.5%
                   Transportation                       3.3%
                   Consumer Staples                     2.8%
                   Health Care                          2.3%
                   Consumer Discretionary               1.7%
                   Money Market Fund                    1.4%
                                                  ----------
                                                      100.0%
                                                  ==========

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

            Shares   Security Description                   Value
            ------   --------------------                   -----
           COMMON STOCK - 97.4%
           AUSTRALIA - 2.7%
             188,000 Lend Lease Corp., Ltd.              $  1,948,071
             160,000 Woodside Petroleum, Ltd.               4,138,911
                                                         ------------
                                                            6,086,982
                                                         ------------
           CANADA - 2.6%
              52,000 Suncor Energy, Inc.                    2,952,103
              57,500 Talisman Energy, Inc.                  2,744,234
                                                         ------------
                                                            5,696,337
                                                         ------------
           DENMARK - 1.0%
              41,000 Novo-Nordisk A/S, Series B             2,205,016
                                                         ------------
           FINLAND - 0.4%
              56,000 Nokia OYJ                                957,310
                                                         ------------
           FRANCE - 6.3%
              28,000 L'Oreal SA                             2,023,556
              25,500 LVMH Moet Hennessy                     2,188,609
              24,015 SEB SA                                 2,546,715
              74,000 Societe Television Francaise 1         1,860,011
              21,650 Total SA                               5,421,370
                                                         ------------
                                                           14,040,261
                                                         ------------
           GERMANY - 3.3%
              22,000 Allianz AG                             3,200,623
              29,000 Altana AG                              1,532,380
              56,624 Bayerische Motoren Werke AG            2,492,708
                                                         ------------
                                                            7,225,711
                                                         ------------
           GREECE - 1.3%
             169,200 Hellenic Technodomiki Tev SA             833,822
             100,000 Public Power Corp.                     2,082,032
                                                         ------------
                                                            2,915,854
                                                         ------------
           HONG KONG - 7.0%
             639,400 Byd Co., Ltd.                            972,948
           9,000,000 China Construction Bank+               2,959,496
             493,000 China Mobile Hong Kong, Ltd.           2,422,183
             370,000 CLP Holdings, Ltd.                     2,180,484
           3,700,000 CNOOC, Ltd.                            2,457,219
           1,030,000 Hong Kong & China Gas                  2,184,933
             240,000 Hutchison Whampoa, Ltd.                2,277,844
                                                         ------------
                                                           15,455,107
                                                         ------------
           INDIA - 0.1%
              48,300 Mahanagar Telephone Nigam, Ltd. ADR      301,875
                                                         ------------
           IRELAND - 3.3%
             178,000 Allied Irish Banks plc                 3,846,618
             127,000 CRH plc                                3,368,859
                                                         ------------
                                                            7,215,477
                                                         ------------

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

            Shares   Security Description                   Value
            ------   --------------------                   -----
           JAPAN - 35.7%
             301,000 Ajinomoto Co., Inc.                 $  2,993,523
             363,000 Asahi Glass Co., Ltd.                  4,186,536
              59,100 Astellas Pharmaceutical, Inc.          2,286,850
              37,000 Canon, Inc.                            2,074,882
              80,000 Daikin Industries, Ltd.                2,179,600
              78,000 Denso Corp.                            2,405,416
              53,000 Eisai Co., Ltd.                        2,041,954
             107,000 FamilyMart Co., Ltd.                   3,174,543
              31,500 Fanuc, Ltd.                            2,587,815
              18,700 Hirose Electric Co., Ltd.              2,519,276
              38,000 Honda Motor Co., Ltd.                  2,134,136
              52,000 Hoya Corp.                             1,881,743
              84,000 Kao Corp.                              1,979,692
               9,700 Keyence Corp.                          2,472,525
             372,000 Kuraray Co., Ltd.                      3,680,983
                 150 Millea Holdings, Inc.                  2,482,136
             180,000 Mitsubishi Estate Co., Ltd.            2,643,099
                 235 Mitsubishi UFJ Financial Group         2,965,609
              30,600 Murata Manufacturing Co., Ltd.         1,749,229
             110,500 Nikko Cordial Corp.                    1,509,903
                 240 Nippon Telegraph & Telephone Corp.     1,087,126
                 870 NTT DoCoMo, Inc.                       1,366,930
              21,400 Rohm Co., Ltd.                         1,938,707
              45,000 Secom Co., Ltd.                        2,320,421
             122,000 Sega Sammy Holdings, Inc.              3,925,452
              13,100 Shimamura Co., Ltd.                    1,586,386
              51,000 Shin-Etsu Chemical Co., Ltd.           2,655,384
              43,000 Sony Corp.                             1,599,181
             475,000 Sumitromo Trust & Banking Co., Ltd.    4,005,474
              97,000 Takeda Pharmaceutical Co., Ltd.        5,334,169
              48,000 Takefuji Corp.                         3,249,342
                                                         ------------
                                                           79,018,022
                                                         ------------
           NETHERLANDS - 7.6%
              79,000 Akzo Nobel NV                          3,549,463
              61,000 Heineken Holding NV, Class A           1,792,151
             122,000 ING Groep NV                           3,958,265
             250,500 Reed Elsevier NV                       3,337,204
             151,679 TNT NV                                 4,096,823
                                                         ------------
                                                           16,733,906
                                                         ------------
           PORTUGAL - 1.4%
             340,000 Portugal Telecom SGPS SA               3,114,559
                                                         ------------
           SPAIN - 1.5%
              59,661 Endesa SA                              1,556,570
              57,267 Inditex SA                             1,684,502
                                                         ------------
                                                            3,241,072
                                                         ------------
           SWEDEN - 1.1%
             335,000 Ericsson LM, Class B                   1,094,717
              42,100 Hennes & Mauritz AB, Class B           1,318,426
                                                         ------------
                                                            2,413,143
                                                         ------------

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

 Shares    Security Description                                                                         Value
 ------    --------------------                                                                        -----
SWITZERLAND - 3.8%
     7,800 Nestle SA                                                                                $  2,313,924
    40,000 Novartis AG                                                                                 2,094,854
    19,500 Zurich Financial Services AG                                                                3,982,619
                                                                                                    ------------
                                                                                                       8,391,397
                                                                                                    ------------
UNITED KINGDOM - 18.3%
   305,000 Aviva plc                                                                                   3,623,161
   380,000 BG Group plc                                                                                3,554,075
   494,400 BP plc                                                                                      5,423,942
 1,081,100 Centrica plc                                                                                4,302,699
   350,000 Kingfisher plc                                                                              1,362,693
   780,000 Misys plc                                                                                   2,928,880
    71,000 Reckitt Benckiser plc                                                                       2,199,169
   119,000 Rio Tinto plc                                                                               4,818,481
   131,500 Royal Bank of Scotland Group plc                                                            3,754,542
   394,200 Unilever plc                                                                                3,864,238
 1,492,500 Vodafone Group plc                                                                          3,221,827
   500,000 William Morrison Supermarkets plc                                                           1,537,896
                                                                                                    ------------
                                                                                                      40,591,603
                                                                                                    ------------
Total Common Stock (Cost $185,058,582)                                                               215,603,632
                                                                                                    ------------
Principal
---------                                             -                                                  -
SHORT-TERM INVESTMENTS - 2.4%
MONEY MARTET DEPOSIT ACCOUNT - 0.0%
$   69,723 Citibank Money Market Deposit Account (Cost $69,723)                                           69,723
                                                                                                    ------------
 Shares
 ------                                               -                                                  -
MONEY MARKET FUNDS - 2.4%
   336,864 Citi/SM/ Institutional Trust Cash Reserves, Class O                                           336,864
 4,929,116 Citi/SM/ Institutional Trust Liquid Reserves, Class A                                       4,929,116
                                                                                                    ------------
Total Money Market Funds (Cost $5,265,980)                                                             5,265,980
                                                                                                    ------------
Total Short-Term Investments (Cost $5,335,703)                                                         5,335,703
                                                                                                    ------------
Number of
Contracts
---------                                             -                                                  -
PUT OPTIONS PURCHASED - 0.2%
11,386,555 Foreign - Non U.S. Dollar Denominated European Unit, Expiration 07/05/06 (Cost $430,890)      426,825
                                                                                                    ------------
Total Investments - 100.0% (Cost $190,825,175)*                                                     $221,366,160
Other Assets and Liabilities, Net - 0.0%                                                                (105,526)
                                                                                                    ------------
NET ASSETS - 100.0%                                                                                 $221,260,634
                                                                                                    ============

---------------------
+Non-income producing security.
ADR American Depositary Receipt.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $34,882,724
            Gross Unrealized Depreciation               (4,341,739)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $30,540,985
                                                       ===========

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005


PORTFOLIO HOLDINGS
% of Total Investments

                     Financials                      21.9%
                     Consumer Staples                15.4%
                     Industrials                     13.2%
                     Consumer Discretionary          12.6%
                     Energy                          12.1%
                     Telecommunication Services       8.5%
                     Utilities                        5.6%
                     Materials                        5.0%
                     Information Technology           3.1%
                     Cash & Cash Equivalents          2.4%
                     Put Options Purchased            0.2%
                                                ----------
                                                    100.0%
                                                ==========

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

            Shares   Security Description                    Value
            ------   --------------------                    -----
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 96.9%
            DIVERSIFIED - 4.4%
              7,955  Colonial Properties Trust            $   349,463
              6,065  Vornado Realty Trust                     517,648
                                                          -----------
                                                              867,111
                                                          -----------
            OFFICE/INDUSTRIAL - 27.5%
             10,180  AMB Property Corp.                       476,017
              8,400  BioMed Realty Trust, Inc.                215,628
             11,780  Boston Properties, Inc.                  885,974
             14,690  CarrAmerica Realty Corp.                 518,557
              9,480  Duke Realty Corp.                        322,320
             15,945  Glenborough Realty Trust, Inc.           301,839
              8,570  Kilroy Realty Corp.                      527,912
              4,445  Liberty Property Trust                   188,735
              7,845  Mack-Cali Realty Corp.                   346,514
              3,750  Parkway Properties, Inc.                 156,750
             14,485  Prologis                                 657,040
             10,815  Reckson Associates Realty Corp.          397,235
              5,625  SL Green Realty Corp.                    415,406
                                                          -----------
                                                            5,409,927
                                                          -----------
            REGIONAL MALLS - 17.6%
             14,960  General Growth Properties, Inc.          682,475
              7,630  Glimcher Realty Trust                    195,938
              9,465  Macerich Co.                             643,431
              8,665  Mills Corp.                              371,728
             16,191  Simon Property Group, Inc.             1,251,726
              8,975  Taubman Centers, Inc.                    314,305
                                                          -----------
                                                            3,459,603
                                                          -----------
            RESIDENTIAL - 14.6%
             15,605  Archstone-Smith Trust                    652,445
              5,970  AvalonBay Communities, Inc.              545,956
              4,810  BRE Properties, Inc., Class A            223,954
              6,625  Camden Property Trust                    390,875
              3,720  Equity Residential                       151,627
              6,700  Home Properties, Inc.                    278,921
              3,715  Post Properties, Inc.                    150,309
             21,210  United Dominion Realty Trust, Inc.       474,892
                                                          -----------
                                                            2,868,979
                                                          -----------
            SPECIALTY - 16.1%
             16,945  Ashford Hospitality Trust, Inc.          180,803
             10,435  Health Care Property Investors, Inc.     274,127
              5,810  Healthcare Realty Trust, Inc.            203,466
             32,995  Host Mariott Corp.                       590,610
             13,185  Nationwide Health Properties, Inc.       299,959
             10,160  Senior Housing Properties Trust          191,110
             14,955  Sovran Self Storage, Inc.                742,516
             16,275  Sunstone Hotel Investor's, Inc.          411,757
              8,700  Ventas, Inc.                             274,311
                                                          -----------
                                                            3,168,659
                                                          -----------

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005

  Shares  Security Description                                        Value
  ------  --------------------                                        -----
  STRIP CENTER - 16.7%
   13,400 Cedar Shopping Centers, Inc.                             $   184,250
    3,970 Developers Diversified Realty                                179,841
    5,325 Equity One, Inc.                                             126,522
    7,115 Federal Realty Investors Trust                               448,103
   16,970 Kimco Realty Corp.                                           533,706
   12,020 New Plan Excel Realty Trust                                  287,038
   14,025 Regency Centers Corp.                                        814,151
   21,850 Tanger Factory Outlet Centers, Inc.                          600,656
    2,440 Weingarten Realty Investors                                   92,159
                                                                   -----------
                                                                     3,266,426
                                                                   -----------
  Total Real Estate Investment Trusts (Cost $15,601,276)            19,040,705
                                                                   -----------
  SHORT-TERM INVESTMENT - 1.4%
  MONEY MARKET FUND - 1.4%
  272,796 Cash Reserve Fund, Inc., Treasury Series (Cost $272,796)     272,796
                                                                   -----------
  Total Investments - 98.3% (Cost $15,874,072)*                    $19,313,501
  Other Assets and Liabilities, Net - 1.7%                             339,852
                                                                   -----------
  NET ASSETS - 100.0%                                              $19,653,353
                                                                   ===========

---------------------
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $3,479,375
             Gross Unrealized Depreciation                 (39,946)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $3,439,429
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                          Office/Industrial      28.0%
                          Regional Malls         17.9%
                          Strip Centers          16.9%
                          Specialty              16.4%
                          Residential            14.9%
                          Diversified             4.5%
                          Money Market Funds      1.4%
                                             ---------
                                                100.0%
                                             =========

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005

                                                          BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                          GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                               FUND           FUND       GROWTH FUND
                                                          -------------- -------------- --------------
ASSETS
  Total investments, at value
   (Cost $42,769,066, $123,574,618, $97,390,242,
   $87,037,517, $190,825,175 and $15,874,072,
   respectively)                                           $48,324,523    $133,070,112   $129,541,701
  Receivables:
    Fund shares sold                                             1,346              --         85,000
    Investment securities sold                                      --         939,203        649,140
    Interest and dividends                                      47,285         556,212         53,778
    Prepaid expenses and other assets                            6,493           5,235         11,465
                                                           -----------    ------------   ------------
Total Assets                                                48,379,647     134,570,762    130,341,084
                                                           -----------    ------------   ------------
LIABILITIES
  Payables:
    Investment securities purchased                                 --              --        242,962
    Fund shares redeemed                                            --              --          1,830
    Due to custodian                                                --              --             --
  Accrued Liabilities:
    Investment advisor fees                                     29,389          82,221        105,902
    Custodian fees                                                 481             443          1,275
    Other expenses                                              24,366          35,725         47,964
                                                           -----------    ------------   ------------
Total Liabilities                                               54,236         118,389        399,933
                                                           -----------    ------------   ------------
NET ASSETS                                                 $48,325,411    $134,452,373   $129,941,151
                                                           ===========    ============   ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                          $50,181,112    $115,195,133   $128,229,532
  Accumulated undistributed (distributions in excess of)
   net investment income                                        (8,079)        536,292       (685,402)
  Accumulated net realized gain (loss)                      (7,403,079)      9,225,454    (29,754,438)
  Unrealized appreciation (depreciation)                     5,555,457       9,495,494     32,151,459
                                                           -----------    ------------   ------------
NET ASSETS                                                 $48,325,411    $134,452,373   $129,941,151
                                                           ===========    ============   ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED
 SHARES AUTHORIZED)
  Institutional Shares                                       5,493,941       9,538,648     10,206,019
  A Shares                                                          --              --        738,352
NET ASSET VALUE AND OFFERING PRICE
 PER SHARE
  Institutional Shares (based on net assets of
   $48,325,411, $134,452,373, $114,429,365,
   $98,502,630, $221,260,634 and $19,653,353,
   respectively)                                           $      8.80    $      14.10   $      11.21
                                                           -----------    ------------   ------------
  A Shares (based on net assets of $15,511,786)            $        --    $         --   $      21.01
                                                           -----------    ------------   ------------
  A Shares Maximum Public Offering Price Per Share
   (net asset value per share/94.50%)                      $        --    $         --   $      22.23
                                                           -----------    ------------   ------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005


                  BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                    SMALL-CAP    INTERNATIONAL   REAL ESTATE
                    VALUE FUND        FUND           FUND
                  -------------- -------------- --------------



                   $98,283,177    $221,366,160   $19,313,501
                         9,000              --            --
                       253,346         198,060       397,526
                        59,122         707,620        28,016
                        10,037           5,587         2,811
                   -----------    ------------   -----------
                    98,614,682     222,277,427    19,741,854
                   -----------    ------------   -----------
                            --              --        57,079
                            --              --            --
                            --         772,449            --
                        80,132         186,996        11,545
                         1,279              --           256
                        30,641          57,348        19,621
                   -----------    ------------   -----------
                       112,052       1,016,793        88,501
                   -----------    ------------   -----------
                   $98,502,630    $221,260,634   $19,653,353
                   ===========    ============   ===========
                   $80,850,676    $179,267,016   $15,806,290
                       (25,931)         (2,797)      124,957
                     6,432,225      11,473,660       282,677
                    11,245,660      30,522,755     3,439,429
                   -----------    ------------   -----------
                   $98,502,630    $221,260,634   $19,653,353
                   ===========    ============   ===========
                     6,996,925      15,558,091     1,561,066
                            --              --            --



                   $     14.08    $      14.22   $     12.59
                   -----------    ------------   -----------
                   $        --    $         --   $        --
                   -----------    ------------   -----------

                   $        --    $         --   $        --
                   -----------    ------------   -----------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2005

                                                         BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                         GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                              FUND           FUND       GROWTH FUND
                                                         -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income (Net of foreign taxes withheld of $0,
   $7,304, $0, $1,762, $140,299 and $0, respectively)      $  236,248     $1,621,808    $   101,996
  Interest income                                                  --             --         17,759
                                                           ----------     ----------    -----------
Total Investment Income                                       236,248      1,621,808        119,755
                                                           ----------     ----------    -----------
EXPENSES
  Investment advisor fees                                     174,203        500,426        628,842
  Administrator fees                                           25,439         73,115         68,886
  Transfer agent fees:
    Institutional Shares                                        1,355          2,148          4,952
    A Shares                                                       --             --         15,746
  Distribution fees:
    A Shares                                                       --             --         19,498
  Custodian fees                                                5,487         13,139         11,927
  Accountant fees                                               2,539          5,722          8,600
  Registration fees                                             7,573          8,044         10,960
  Professional fees                                            22,435         23,080         24,086
  Trustees' fees and expenses                                   1,275          3,691          3,454
  Compliance services fees                                      2,884          6,011          5,790
  Amortization of offering costs                                   --             --             --
  Miscellaneous expenses                                        7,605         13,925         14,310
                                                           ----------     ----------    -----------
Total Expenses                                                250,795        649,301        817,051
  Fees waived and expenses reimbursed                          (6,468)       (14,507)       (11,894)
                                                           ----------     ----------    -----------
Net Expenses                                                  244,327        634,794        805,157
                                                           ----------     ----------    -----------
NET INVESTMENT INCOME (LOSS)                                   (8,079)       987,014       (685,402)
                                                           ----------     ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net Realized Gain (Loss) on:
    Investments                                             1,048,914      2,403,095     20,510,263
    Foreign currency transactions                                  --             --             --
                                                           ----------     ----------    -----------
  Net Realized Gain (Loss)                                  1,048,914      2,403,095     20,510,263
                                                           ----------     ----------    -----------
  Net Change in Unrealized Appreciation
   (Depreciation) on:
    Investments                                               532,075      1,625,026     (9,274,595)
    Foreign currency translations                                  --             --             --
                                                           ----------     ----------    -----------
  Net Change in Unrealized Appreciation (Depreciation)        532,075      1,625,026     (9,274,595)
                                                           ----------     ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                     1,580,989      4,028,121     11,235,668
                                                           ----------     ----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                $1,572,910     $5,015,135    $10,550,266
                                                           ==========     ==========    ===========

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2005


                  BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                    SMALL-CAP    INTERNATIONAL   REAL ESTATE
                    VALUE FUND        FUND           FUND
                  -------------- -------------- --------------

                    $1,109,359    $ 1,961,599     $  620,866
                            --            355             --
                    ----------    -----------     ----------
                     1,109,359      1,961,954        620,866
                    ----------    -----------     ----------
                       467,197      1,078,534         75,515
                        51,344        116,084         11,057
                         1,509          1,878            766
                            --             --             --
                            --             --             --
                        13,951         43,300          3,435
                         4,284         23,314          1,529
                         8,104          9,117          6,463
                        23,822         21,735         21,784
                         2,527          5,810            556
                         6,265         11,816          1,851
                            --             --             --
                        10,620         23,151          4,630
                    ----------    -----------     ----------
                       589,623      1,334,739        127,586
                       (15,524)        (8,550)       (18,795)
                    ----------    -----------     ----------
                       574,099      1,326,189        108,791
                    ----------    -----------     ----------
                       535,260        635,765        512,075
                    ----------    -----------     ----------
                     2,983,453      7,873,838        302,051
                            --       (100,735)            --
                    ----------    -----------     ----------
                     2,983,453      7,773,103        302,051
                    ----------    -----------     ----------
                     3,607,682     13,497,006        622,043
                            --         (2,117)            --
                    ----------    -----------     ----------
                     3,607,682     13,494,889        622,043
                    ----------    -----------     ----------
                     6,591,135     21,267,992        924,094
                    ----------    -----------     ----------

                    $7,126,395    $21,903,757     $1,436,169
                    ==========    ===========     ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       BROWN ADVISORY
                                                                                     GROWTH EQUITY FUND
                                                                               -----------------------------
                                                                               SIX MONTHS ENDED   YEAR ENDED
                                                                               NOVEMBER 30, 2005 MAY 31, 2005
                                                                               ----------------- ------------
OPERATIONS
  Net investment income (loss)                                                    $    (8,079)   $   181,745
  Net realized gain (loss)                                                          1,048,914      1,105,813
  Net change in unrealized appreciation (depreciation)                                532,075       (233,468)
                                                                                  -----------    -----------
  Increase (Decrease) in Net Assets from Operations                                 1,572,910      1,054,090
                                                                                  -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                                   --       (182,306)
    A Shares                                                                               --             --
  Net realized gain:
    Institutional Shares                                                                   --             --
    A Shares                                                                               --             --
  Return of capital
                                                                                  -----------    -----------
Total Distributions to Shareholders                                                        --       (182,306)
                                                                                  -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                                            5,392,055      8,644,270
    A Shares                                                                               --             --
  Reinvestment of distributions:
    Institutional Shares                                                                   --         15,694
    A Shares                                                                               --             --
  Redemption of shares:
    Institutional Shares                                                           (2,927,773)    (9,952,902)
    A Shares                                                                               --             --
  Redemption fees                                                                          --             --
                                                                                  -----------    -----------
Increase (Decrease) from Capital Share Transactions                                 2,464,282     (1,292,938)
                                                                                  -----------    -----------
Increase (Decrease) in Net Assets                                                   4,037,192       (421,154)

NET ASSETS
  Beginning of period                                                              44,288,219     44,709,373
                                                                                  -----------    -----------
  End of period*                                                                  $48,325,411    $44,288,219
                                                                                  ===========    ===========
* Accumulated undistributed (distributions in excess of) net investment income    $    (8,079)   $        --
                                                                                  -----------    -----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                BROWN ADVISORY                  BROWN ADVISORY
               VALUE EQUITY FUND             SMALL-CAP GROWTH FUND
        ------------------------------  ------------------------------
        SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
        NOVEMBER 30, 2005 MAY 31, 2005  NOVEMBER 30, 2005 MAY 31, 2005
        ----------------- ------------  ----------------- ------------
          $    987,014    $  1,212,170    $   (685,402)   $ (1,505,367)
             2,403,095       9,273,100      20,510,263       4,849,035
             1,625,026        (109,047)     (9,274,595)     (1,611,125)
          ------------    ------------    ------------    ------------
             5,015,135      10,376,223      10,550,266       1,732,543
          ------------    ------------    ------------    ------------
              (753,515)     (1,048,121)             --              --
                    --              --              --              --
                    --      (6,851,884)             --              --
                    --              --              --              --
          ------------    ------------    ------------    ------------
              (753,515)     (7,900,005)             --              --
          ------------    ------------    ------------    ------------
            15,718,617      48,665,817      15,354,111      24,112,791
                    --              --         160,899         282,588
                32,323       6,872,144              --              --
                    --              --              --              --
           (19,014,591)    (19,676,627)    (16,873,262)    (31,636,915)
                    --              --      (1,174,475)     (4,015,699)
                    --              --              --           8,528
          ------------    ------------    ------------    ------------
            (3,263,651)     35,861,334      (2,532,727)    (11,248,707)
          ------------    ------------    ------------    ------------
               997,969      38,337,552       8,017,539      (9,516,164)

           133,454,404      95,116,852     121,923,612     131,439,776
          ------------    ------------    ------------    ------------
          $134,452,373    $133,454,404    $129,941,151    $121,923,612
          ============    ============    ============    ============
          $    536,292    $    302,793    $   (685,402)   $         --
          ------------    ------------    ------------    ------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       BROWN ADVISORY
                                                                                    SMALL-CAP VALUE FUND
                                                                               -----------------------------
                                                                               SIX MONTHS ENDED   YEAR ENDED
                                                                               NOVEMBER 30, 2005 MAY 31, 2005
                                                                               ----------------- ------------
OPERATIONS
  Net investment income (loss)                                                    $   535,260    $   352,456
  Net realized gain (loss)                                                          2,983,453      3,876,286
  Net change in unrealized appreciation (depreciation)                              3,607,682      6,334,341
                                                                                  -----------    -----------
  Increase (Decrease) in Net Assets from Operations                                 7,126,395     10,563,083
                                                                                  -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:                                                             (561,191)      (375,455)
    Institutional Shares                                                                   --             --
    A Shares                                                                               --             --
  Net realized gain:                                                                       --     (1,469,226)
    Institutional Shares                                                                   --             --
    A Shares                                                                               --             --
  Return of capital                                                                        --             --
                                                                                  -----------    -----------
Total Distributions to Shareholders                                                  (561,191)    (1,844,681)
                                                                                  -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:                                                                  14,758,687     41,567,426
    Institutional Shares                                                                   --             --
    A Shares                                                                               --             --
  Reinvestment of distributions:                                                       51,748      1,492,163
    Institutional Shares                                                                   --             --
    A Shares                                                                               --             --
  Redemption of shares:                                                            (7,877,613)    (6,552,504)
    Institutional Shares                                                                   --             --
    A Shares                                                                               --             --
  Redemption fees                                                                         360             --
                                                                                  -----------    -----------
Increase (Decrease) from Capital Share Transactions                                 6,933,182     36,507,085
                                                                                  -----------    -----------
Increase (Decrease) in Net Assets                                                  13,498,386     45,225,487

NET ASSETS
  Beginning of period                                                              85,004,244     39,778,757
                                                                                  -----------    -----------
  End of period*                                                                  $98,502,630    $85,004,244
                                                                                  ===========    ===========
* Accumulated undistributed (distributions in excess of) net investment income    $   (25,931)   $        --
                                                                                  -----------    -----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                 BROWN ADVISORY                  BROWN ADVISORY
               INTERNATIONAL FUND               REAL ESTATE FUND
         ------------------------------  -----------------------------
         SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
         NOVEMBER 30, 2005 MAY 31, 2005  NOVEMBER 30, 2005 MAY 31, 2005
         ----------------- ------------  ----------------- ------------
           $    635,765    $  2,428,629     $   512,075    $   537,502
              7,773,103      11,492,271         302,051        116,416
             13,494,889         528,683         622,043      3,015,360
           ------------    ------------     -----------    -----------
             21,903,757      14,449,583       1,436,169      3,669,278
           ------------    ------------     -----------    -----------
                     --              --              --             --
             (1,633,571)     (1,952,958)       (387,118)      (664,740)
                     --              --              --             --
                     --              --              --             --
                     --     (19,389,489)             --             --
                     --              --              --             --
                     --              --              --       (114,432)
           ------------    ------------     -----------    -----------
             (1,633,571)    (21,342,447)       (387,118)      (779,172)
           ------------    ------------     -----------    -----------
                     --              --              --             --
             17,365,438     101,494,113       1,228,095      6,360,003
                     --              --              --             --
                     --              --              --             --
                 29,844      19,364,802          21,489         25,186
                     --              --              --             --
                     --              --              --             --
            (12,095,274)    (44,071,149)     (2,897,998)    (2,883,087)
                     --              --              --             --
                     --              --              --             --
           ------------    ------------     -----------    -----------
              5,300,008      76,787,766      (1,648,414)     3,502,102
           ------------    ------------     -----------    -----------
             25,570,194      69,894,902        (599,363)     6,392,208

            195,690,440     125,795,538      20,252,716     13,860,508
           ------------    ------------     -----------    -----------
           $221,260,634    $195,690,440     $19,653,353    $20,252,716
           ============    ============     ===========    ===========
           $     (2,797)   $    995,009     $   124,957    $        --
           ------------    ------------     -----------    -----------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                             Selected Data For A Single Share
                          -------------------------------------------------------------------------------------------------------
                                                                                     Distributions
                                                                           --------------------------------
                          Net Asset     Net            Net                                         Total                Net Asset
                            Value    Investment    Realized and Total from  from Net  from Net Distributions              Value
                          Beginning    Income       Unrealized  Investment Investment Realized      to       Redemption  End of
                          of Period    (Loss)      Gain (Loss)  Operations   Income    Gains   Shareholders   Fees (b)   Period
------------------------- --------- ----------     ------------ ---------- ---------- -------- ------------- ---------- ---------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
November 30, 2005
 Institutional Shares      $ 8.50        --(b) (f)     0.30        0.30         --        --          --         --      $ 8.80
May 31, 2005
 Institutional Shares        8.33      0.03(b)         0.17        0.20      (0.03)       --       (0.03)        --        8.50
May 31, 2004
 Institutional Shares (g)    7.22        --(f)         1.12        1.12      (0.01)       --       (0.01)        --(f)     8.33
May 31, 2003
 Institutional Shares (h)    7.58      0.03           (0.35)      (0.32)     (0.04)       --       (0.04)        --        7.22
 A Shares (j)                6.96        --            0.25        0.25         --        --          --         --        7.21
May 31, 2002
 Institutional Shares (h)    9.40      0.04           (1.82)      (1.78)     (0.04)       --       (0.04)        --        7.58
May 31, 2001
 Institutional Shares (h)   10.85      0.02           (1.46)      (1.44)     (0.01)       --       (0.01)        --        9.40

---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
November 30, 2005
 Institutional Shares      $13.66      0.10(b)         0.42        0.52      (0.08)       --       (0.08)        --      $14.10
May 31, 2005
 Institutional Shares       13.44      0.14(b)         1.00        1.14      (0.12)    (0.80)      (0.92)        --       13.66
May 31, 2004
 Institutional Shares (i)   12.86      0.04            0.56        0.60      (0.02)       --       (0.02)        --(f)    13.44
December 31, 2003
 Institutional Shares
   (j) (k)                  10.00      0.07            3.38        3.45      (0.07)    (0.52)      (0.59)        --       12.86

---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2005
 Institutional Shares      $10.32     (0.06)(b)        0.95        0.89         --        --          --         --(f)   $11.21
 A Shares                   19.38     (0.15)(b)        1.78        1.63         --        --          --         --(f)    21.01
May 31, 2005
 Institutional Shares       10.11     (0.12)(b)        0.33        0.21         --        --          --         --(f)    10.32
 A Shares                   19.09     (0.28)(b)        0.57        0.29         --        --          --         --(f)    19.38
May 31, 2004
 Institutional Shares        7.99     (0.14)           2.26        2.12         --        --          --         --(f)    10.11
 A Shares (l)               15.06     (0.30)           4.33        4.03         --        --          --         --       19.09
May 31, 2003
 Institutional Shares (m)    8.26     (0.09)          (0.18)      (0.27)        --        --          --         --(f)     7.99
 A Shares (j)               11.18     (0.18)           4.06        3.88         --        --          --         --       15.06
 B Shares (j)               10.56     (0.17)           3.79        3.62         --        --          --         --       14.18
May 31, 2002
 Institutional Shares (m)   11.67     (0.10)          (3.31)      (3.41)        --        --          --         --        8.26
May 31, 2001
 Institutional Shares (m)   13.82     (0.10)          (1.56)      (1.66)        --     (0.49)      (0.49)        --       11.67

---------------------------------------------------------------------------------------------------------------------------------

(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Total return does not include the effects of sales charges for A Shares.
(d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(f)Less than $0.01 per share.
(g)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
         3.53%          $ 48,325         (0.03)%        1.05%            1.08%             18%
         2.45%            44,288          0.41%         0.98%            1.09%             40%
        15.52%            44,709          0.03%         1.00%            1.21%             32%
        (4.16)%           34,067          0.50%         0.73%            1.29%             42%
         3.59%                10          0.14%         1.25%         1477.65%             42%
       (18.96)%           36,273          0.45%         0.47%            1.22%             50%
       (13.29)%           38,022          0.22%         0.77%            1.22%             82%

-----------------------------------------------------------------------------------------------------
         3.81%          $134,452          1.48%         0.95%            0.97%             47%
         8.67%           133,454          1.04%         0.99%            1.03%             78%
         4.69%            95,117          0.82%         1.00%            1.09%             33%
        34.79%            66,555          1.04%         1.00%            1.49%             71%

-----------------------------------------------------------------------------------------------------
         8.62%          $114,429         (0.03)%        1.22%            1.24%             38%
         8.41%            15,512         (1.51)%        1.69%            1.71%             38%
         2.08%           106,643         (1.19)%        1.23%            1.25%             22%
         1.52%            15,281         (1.49)%        1.53%            1.80%             22%
        26.53%           112,594         (1.21)%        1.23%            1.24%             25%
        26.76%            18,846         (1.49)%        1.50%            1.81%             25%
        (3.27)%          103,357         (1.20)%        1.25%            1.28%             33%
        34.70%            16,625         (1.46)%        1.50%            1.95%             33%
        34.28%             1,409         (1.96)%        2.00%            4.95%             33%
       (29.22)%          126,199         (1.17)%        1.24%            1.24%             21%
       (12.08)%          107,656         (0.95)%        1.25%            1.25%             25%

-----------------------------------------------------------------------------------------------------

(h)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(i)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(j)See Note 1 for dates of commencement of operations.
(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.83% and 1.25%, respectively.
(l)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(m)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                          Selected Data For A Single Share
                   --------------------------------------------------------------------------------------------------------------
                                                                               Distributions
                                                                -------------------------------------------
                   Net Asset    Net         Net                                                    Total                Net Asset
                     Value   Investment Realized and Total from  from Net  from Net    from    Distributions              Value
                   Beginning   Income    Unrealized  Investment Investment Realized  Return of      to       Redemption  End of
                   of Period   (Loss)   Gain (Loss)  Operations   Income    Gains     Capital  Shareholders   Fees (b)   Period
-----------------  --------- ---------- ------------ ---------- ---------- --------  --------- ------------- ---------- ---------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
November 30, 2005   $13.08      0.08(b)     1.01        1.09      (0.09)       --         --       (0.09)        --(f)   $14.08
May 31, 2005         11.31      0.07(b)     2.07        2.14      (0.06)    (0.31)        --       (0.37)        --       13.08
May 31, 2004 (e)     10.00     (0.01)       1.32        1.31         --        --(f)      --          --         --(f)    11.31

---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
November 30, 2005
 Institutional
   Shares           $12.92      0.04(b)     1.37        1.41      (0.11)       --         --       (0.11)        --      $14.22
May 31, 2005
 Institutional
   Shares            13.69      0.21(b)     1.34        1.55      (0.19)    (2.13)        --       (2.32)        --       12.92
May 31, 2004
 Institutional
   Shares (g)        13.48      0.09        0.13        0.22      (0.01)       --         --       (0.01)        --(f)    13.69
December 31, 2003
 Institutional
   Shares (e) (h)    10.00      0.15        3.96        4.11      (0.17)    (0.46)        --       (0.63)        --(f)    13.48

---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
November 30, 2005
 Institutional
   Shares           $11.97      0.32(b)     0.54        0.86      (0.24)       --         --       (0.24)        --      $12.59
May 31, 2005
 Institutional
   Shares            10.10      0.34(b)     2.03        2.37      (0.43)       --      (0.07)      (0.50)        --       11.97
May 31, 2004
 Institutional
   Shares (e)        10.00      0.21        0.03        0.24      (0.14)       --         --       (0.14)        --(f)    10.10

---------------------------------------------------------------------------------------------------------------------------------

(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(e)See Note 1 for dates of commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                    Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets (a)
                                 ---------------------------------------------
                  Net Assets at
                       End
                    of Period    Net Investment                                     Portfolio
Total Return (c) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (d) Turnover Rate (c)
---------------- --------------- -------------- ------------ ------------------ -----------------
      8.35%         $ 98,503          1.15%         1.23%           1.26%              28%
     19.09%           85,004          0.58%         1.23%           1.35%              57%
     13.13%           39,779         (0.33)%        1.25%           2.04%              33%

-------------------------------------------------------------------------------------------------
     10.93%         $221,261          0.60%         1.25%           1.26%              21%
     11.44%          195,690          1.56%         1.33%           1.36%              78%
      1.63%          125,796          1.51%         1.25%           1.30%              39%
     41.77%          119,655          1.35%         1.25%           1.37%              66%

-------------------------------------------------------------------------------------------------
      7.23%         $ 19,653          5.09%         1.08%           1.27%              27%
     23.88%           20,253          3.05%         0.98%           1.47%              10%
      2.34%           13,861          5.23%         1.00%           4.52%              15%

-------------------------------------------------------------------------------------------------

(f)Less than $0.01 per share.
(g)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory International Fund and Brown Advisory Real Estate Fund (individually a "Fund," and collectively the "Funds"). Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund and International Fund are each diversified series of Forum Funds (the "Trust"). Real Estate Fund is a non-diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-seven series.

The Funds commenced operations as follows:

                                       COMMENCEMENT OF OPERATIONS
                                       --------------------------
                                       INSTITUTIONAL       A
                                           SHARES        SHARES
                                           --           --------
                 Growth Equity Fund      06/28/99             --
                 Value Equity Fund       01/28/03             --
                 Small-Cap Growth Fund   06/28/99       09/20/02
                 Small-Cap Value Fund    10/31/03/(1)/        --
                 International Fund      01/28/03             --
                 Real Estate Fund        12/10/03             --

---------------------
/(1)/Small-Cap Value Fund does not offer shares pursuant to a class structure.

A Shares generally provide for a front-end sales charge.

Growth Equity Fund and Small-Cap Growth Fund's investment objective is to achieve capital appreciation by primarily investing in equity securities. Value Equity Fund's investment objective is to achieve capital appreciation. Small-Cap Value Fund's investment objective is to achieve long-term capital appreciation. International Fund's investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Real Estate Fund seeks to produce a high level of current income as its primary investment objective and achieve capital appreciation as its secondary investment objective.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Real Estate Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of Real Estate Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005

assets were diversified among the securities of a greater number of issues. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Advisor or a Sub-Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. All premium and discount is amortized and accreted in accordance with Generally Accepted Accounting Principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the reporting period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized currency gain or loss; realized currency gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

RESTRICTED SECURITIES - Each Fund, except the International Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


OPTIONS - Each Fund, except Small-Cap Value Fund and Real Estate Fund may purchase options. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income, if any, are declared and paid quarterly by each Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

A tax return of capital may occur for the Real Estate Fund at May 31, 2006. The exact amount, if any, is undeterminable at this time.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series or classes. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.

Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder of a Fund's Institutional Shares (shares in the case of Small-Cap Value Fund) who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limited exceptions (see prospectus for more information). The fee is charged for the benefit of the remaining shareholders and will be paid to the applicable Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account.

Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


The following chart summarizes the redemption fees collected by each Fund during the six months ended November 30, 2005:

                  FUND                  REDEMPTION FEE AMOUNT
                  ----                  ---------------------
                  Small-Cap Growth Fund         $360

NOTE 3. CAPITAL SHARE TRANSACTIONS

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Capital share transactions for each Fund were as follows:

                                      GROWTH EQUITY FUND           VALUE EQUITY FUND
                                 ---------------------------  ---------------------------
                                 SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                   NOVEMBER 30,    MAY 31,      NOVEMBER 30,    MAY 31,
                                       2005          2005           2005          2005
                                 ---------------- ----------  ---------------- ----------
Sale of shares:
 Institutional Shares                 617,624      1,049,211      1,136,893     3,638,410
Reinvestment of distributions:
 Institutional Shares                      --          1,839          2,351       514,740
Redemption of shares:
 Institutional Shares                (335,915)    (1,204,649)    (1,372,549)   (1,457,975)
                                     --------     ----------     ----------    ----------
Increase (Decrease) from Capital
  Share Transactions                  281,709       (153,599)      (233,305)    2,695,175
                                     ========     ==========     ==========    ==========

                                    SMALL-CAP GROWTH FUND        SMALL-CAP VALUE FUND
                                 ---------------------------  --------------------------
                                 SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                                   NOVEMBER 30,    MAY 31,      NOVEMBER 30,    MAY 31,
                                       2005          2005           2005          2005
                                 ---------------- ----------  ---------------- ----------
Sale of shares:                             --            --     1,072,499     3,380,129
 Institutional Shares                1,423,256     2,417,425            --            --
 A Shares                                7,923        15,209            --            --
Reinvestment of distributions:              --            --         3,868       119,405
 Institutional Shares                       --            --            --            --
 A Shares                                   --            --            --            --
Redemption of shares:                       --            --      (576,224)     (519,264)
 Institutional Shares               (1,551,919)   (3,218,460)           --
 A Shares                              (58,024)     (213,969)           --            --
                                    ----------    ----------     ---------     ---------
Increase (Decrease) from Capital
  Share Transactions                  (178,764)     (999,795)      500,143     2,980,270
                                    ==========    ==========     =========     =========

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


                                      INTERNATIONAL FUND        REAL ESTATE FUND
                                 ---------------------------  --------------------
                                 SIX MONTHS ENDED YEAR ENDED  YEAR ENDED YEAR ENDED
                                   NOVEMBER 30,    MAY 31,     MAY 31,    MAY 31,
                                       2005          2005        2005       2005
                                 ---------------- ----------  ---------- ----------
Sale of shares:
 Institutional Shares               1,289,114      7,638,085     99,819    575,500
Reinvestment of distributions:
 Institutional Shares                   2,203      1,496,313      1,718      2,262
Redemption of shares:
 Institutional Shares                (884,770)    (3,169,540)  (232,387)  (257,681)
                                    ---------     ----------   --------   --------
Increase (Decrease) from Capital
  Share Transactions                  406,547      5,964,858   (130,850)   320,081
                                    =========     ==========   ========   ========

NOTE 4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR/SUB-ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. The Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                           ANNUAL ADVISORY
                     FUND                        FEE
                     ----                  ---------------
                     Growth Equity Fund         0.75%
                     Value Equity Fund          0.75%
                     Small-Cap Growth Fund      1.00%
                     Small-Cap Value Fund       1.00%
                     International Fund         1.00%
                     Real Estate Fund           0.75%

The Advisor is also entitled to receive a maximum annual fee of 0.05% of the average daily net assets of the International Fund as reimbursement for consulting service costs incurred with respect to International Fund. The Advisor has retained an independent consultant to facilitate the selection of additional sub-advisors of International Fund, help monitor the performance of International Fund's sub-advisors and to make asset allocation recommendations amongst International Fund's sub-advisors.

Subject to the general control of the Board and the Advisor, the following sub-advisors make the investment decisions for the following Funds:

          FUND                               SUB-ADVISOR
          ----                 ---------------------------------------
          Small-Cap Value Fund Cardinal Capital Management, L.L.C.
          International Fund   Philadelphia International Advisors, LP
                               Walter Scott & Partners Limited

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


The Advisor pays the sub-advisory fee for advisory services rendered to each of the above referenced Fund.

ADVISORY AGREEMENT APPROVAL - At the September 22, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreements pertaining to the Funds (the "Advisory Agreements") and the sub-advisory agreements between (1) Brown and Cardinal Capital Management, L.L.C. for Small-Cap Value Fund, and (2) Brown and Philadelphia International Advisors, LP ("PIA") and Walter Scott & Partners Limited ("WSPL") for International Fund ("Sub-Advisory Agreements"). In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by the Advisor, Sub-Advisors and Citigroup, including information regarding the Advisor and Sub-Advisors, their personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services provided to the Funds by the Advisor and Sub-Advisors, including information on the investment performance of the Funds; (2) the advisory fees and total expense ratios of the Funds compared to relevant peer groups of funds; (3) the costs of the services provided and profitability to the Advisor with respect to its relationship with the Funds;
(4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee reflects these economies of scale for the benefit of Fund investors; and (5) other benefits received by the Advisor and Sub-Advisors from their relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR AND SUB-ADVISORS

The Board met with senior representatives of the Advisor and discussed the Advisor's and each Sub-Advisor's personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Advisor and Sub-Advisors under the Advisory and Sub-Advisory Agreements. The Board considered the quality of the investment research capabilities of the Advisor and other resources dedicated to performing services for the Funds. The quality of administrative and other services also were considered as well as any lapses in performance or compliance matters.

With respect to International Fund and Small-Cap Value Fund, the Board noted that, under the Sub-Advisory Agreements, the Sub-Advisors manage the investment of the assets of their respective Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and policies, subject to the Advisor's oversight. The Board considered the professional experience and qualifications of each Fund's portfolio manager.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds under the Advisory and Sub-Advisory Agreements. The Board reviewed the Advisor's financial statements and concluded that the Advisor is financially able to provide investment advisory services to the Funds.

PERFORMANCE

The Advisor discussed its approach to managing the Funds as well as the Funds' performance. The Advisor represented that it would continue to provide high quality portfolio management services to the Funds so long as it serves as Advisor to the Funds. The Board considered the Funds' performance for various performance periods ended June 30, 2005.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


GROWTH EQUITY FUND. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the three-month and five-year periods. The Board also considered that the Fund outperformed its benchmark for the three-, six- and one-year period.

VALUE EQUITY FUND. The Board considered that the Fund's performance was consistent with its benchmark for the three- and six-month periods while underperforming its benchmark for the one-year period.

SMALL-CAP GROWTH FUND. The Board considered that the Fund outperformed its benchmark for the three- and six-month and three-year periods while underperforming its benchmark for the one-year period. The Board also considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the three-month period.

SMALL-CAP VALUE FUND. The Board considered that the Fund outperformed its benchmark for the six- and nine-month and one-year periods while underperforming its benchmark for the three-month period. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the six-month, nine-month and one-year periods.

INTERNATIONAL FUND. The Board noted that the Fund's performance was improving relative to its benchmark. The Board considered that the Fund performed consistent with its benchmark for the one-month period while underperforming its benchmark for the one-year period. With respect to the Fund assets managed by WSPL, the Board considered that WSPL outperformed the Fund's benchmark during the three-month period after having underperformed for the six- and nine-month periods. With respect to the Fund assets managed by PIA, the Board considered that PIA outperformed the Fund's benchmark during the year-to-date period ended June 30, 2005.

REAL ESTATE FUND. The Board considered that the Fund outperformed its Lipper benchmark for the one- and six-month periods while underperforming its benchmark for the one-year period.

The Board concluded that the Funds' performance was reasonable in comparison to their peers and benchmarks. The Board also concluded that the Funds benefited from the Advisor's, and, with respect to Brown Advisory International Fund and Brown Advisory Small-Cap Value Fund, the applicable Sub-Advisor's management of the Fund.

COMPENSATION

The Board also considered the Advisor's compensation for providing advisory services to the Funds and analyzed comparative information on fees, expenses, and performance of similar mutual funds.

GROWTH EQUITY FUND. The Board noted that the Fund's gross and net investment advisory fees were slightly higher than the mean and median gross and net investment advisory fees of its Lipper Inc. peer group while the gross and net total expenses of the Fund were consistent with the mean and median gross and net total expenses of its Lipper Inc. peer group.

VALUE EQUITY FUND. The Board noted that the gross and net investment advisory fees of the Fund were slightly higher than the mean and median gross and net investment advisory fees of its Lipper Inc. peer group. The Board also considered that the Fund's gross and net total expenses were lower than the mean and median gross and net total expenses of its Lipper Inc. peer group.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


SMALL-CAP GROWTH FUND. The Board noted that the gross and net investment advisory fees were slightly higher than the mean and median gross and net investment advisory fees of its Lipper Inc. peer group while the gross and net total expenses of the Fund were generally less than the mean and median gross and net total expenses of its Lipper Inc. peer group (the gross and net total expenses of A Shares were higher than the mean and median gross and net total expenses of the peer group).

SMALL-CAP VALUE FUND. The Board noted that the gross and net investment advisory fees were higher than the mean and median advisory fees of its Lipper Inc. peer group. However, the Board noted that the gross and net total expenses of the Fund were generally less than the mean and median gross and net total expenses of its Lipper Inc. peer group. The Board also considered that the Advisor, not the Fund, pays the Sub-Advisor for investment sub-advisory services.

INTERNATIONAL FUND. The Board noted that the gross and net investment advisory fees of the Fund were higher than the mean and median gross and net investment advisory fees of its Lipper Inc. peer group. The Board also considered that the gross and net total expenses were consistent with the mean and median gross and net total expenses of its Lipper Inc. peer group. The Board considered that the Advisor, not the Fund, pays the Sub-Advisors for investment sub-advisory services.

REAL ESTATE FUND. The Board noted that the gross and net investment advisory fees of the Fund were lower than the mean and median gross and net investment advisory fees of its Lipper Inc. peer group. The Board also considered that the gross and net total expenses were consistent with the mean and median gross and net total expenses of its Lipper Inc. peer group.

The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Advisor that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Advisor's advisory fees charged to the Funds were reasonable.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Advisor regarding its costs of services and profitability with respect to the Funds. The Board considered the Advisor's profitability analysis which summarized total revenues, waivers, costs, net profits and profit percentages for each Fund. The Board concluded that the level of the Advisor's profits attributable to management of the Funds was not excessive in light of the services provided by the Advisor on behalf of the Funds.

ECONOMIES OF SCALE

The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

OTHER BENEFITS

The Board considered that the Advisor and Sub-Advisors may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005

securities on behalf of their clients, including the Funds. The Board also considered the Advisor's and Sub-Advisors' trading practices and brokerage allocation policies, including their policies with respect to soft dollar arrangements. The Board noted that the Advisor and Sub-Advisors have represented to them that all of their soft dollar arrangements will be consistent with applicable legal requirements including the achievement of best execution.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory and Sub-Advisory Agreements. The Board also discussed the proposed approval of the continuance of the Advisory and Sub-Advisory Agreements. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Advisor, and the Advisor and each Sub-Advisor (with respect to Brown Advisory International Fund and Brown Advisory Small-Cap Value Fund) as provided in the Advisory and Sub-Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of A Shares of Small-Cap Growth Fund. The Distributor is not affiliated with the Advisor, Citigroup or their affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

For the six months ended November 30, 2005, the Distributor retained $714 of the front-end sales charges assessed on the sale of A Shares of Small-Cap Growth Fund. For the six months ended November 30, 2005, the Distributor did not retain any commissions from the contingent deferred sales charge assessed on purchases of $1 million or more of A Shares that are liquidated in whole or in part within two years of purchase.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

CUSTODY - BIAT, the parent company of the Advisor, is the Custodian for each Fund except International Fund and safeguards and controls each Fund's cash and securities, and determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of each Fund's domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Citibank, N.A. provides custody services to the International Fund.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


NOTE 5. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Effective October 1, 2004, the Advisor extended its contractual agreement to waive its fee and reimburse Fund expenses for Real Estate Fund through September 30, 2005 in order to limit Fund total annual operating expenses at 1.00%. BIAT waived all or a portion of its custody fee. Citigroup has voluntarily agreed to waive a portion of its fees for each Fund. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the six months ended November 30, 2005, fees waived and expenses reimbursed were as follows:

                         ADVISORY COMPLIANCE CUSTODIAL ADMINISTRATION
                         SERVICES  SERVICES  SERVICES     SERVICES     TOTAL
                         -------- ---------- --------- -------------- -------
   Growth Equity Fund    $    --    $2,039    $ 3,967      $  462     $ 6,468
   Value Equity Fund          --     2,400     10,792       1,315      14,507
   Small-Cap Growth Fund      --     2,418      8,217       1,259      11,894
   Small-Cap Value Fund       --     3,383     10,518       1,623      15,524
   International Fund         --     4,486         --       4,064       8,550
   Real Estate Fund       14,479     1,415      2,550         351      18,795

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005.

NOTE 6. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended November 30, 2005, were as follows:

                                     COST OF   PROCEEDS FROM SALES
                                    PURCHASES    AND MATURITIES
                                   ----------- -------------------
             Growth Equity Fund    $ 8,973,553     $ 8,203,953
             Value Equity Fund      63,913,731      60,902,733
             Small-Cap Growth Fund  45,434,747      51,717,047
             Small-Cap Value Fund   32,716,655      25,226,877
             International Fund     55,152,534      43,532,747
             Real Estate Fund        5,223,554       5,538,096

NOTE 7. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

                      UNDISTRIBUTED UNDISTRIBUTED                     UNREALIZED
                        ORDINARY      LONG-TERM   CAPITAL AND        APPRECIATION
                         INCOME         GAIN      OTHER LOSSES      (DEPRECIATION)    TOTAL
                      ------------- ------------- ------------      -------------- -----
Growth Equity Fund      $--           $--              $(8,013,247)   $4,584,636     $(3,428,611)
Value Equity Fund       5,807,011     1,654,425        --             7,534,183      14,995,619
Small-Cap Growth Fund   --            --               (48,331,968)   39,493,321     (8,838,647)
Small-Cap Value Fund    2,884,517     567,810          --             7,634,423      11,086,750
International Fund      994,539       3,932,181        --             16,796,712     21,723,432
Real Estate Fund        --            --               --             2,798,012      2,798,012

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

The capital loss carryovers available to offset future capital gains, as of May 31, 2005, were as follows:

                                   EXPIRING   EXPIRING    EXPIRING
                                     2010       2011        2012
                                  ---------- ----------- -----------
            Growth Equity Fund    $1,873,242 $ 3,455,581 $ 2,684,424
            Small-Cap Growth Fund  6,890,935  16,306,994  25,134,039

As a result of the reorganization of Emerging Growth Fund, Inc., another mutual fund, with and into Small-Cap Growth Fund in 2002, Small-Cap Growth Fund has an annual capital loss carry forward limitation of $1,164,344.

NOTE 8. PROXY VOTING INFORMATION

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund's portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.

NOTE 9. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

NOTE 10. SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution/service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 through November 30, 2005.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING        ENDING        EXPENSES   ANNUAL
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING EXPENSE
                                                JUNE 1, 2005  NOVEMBER 30, 2005   PERIOD*   RATIO*
                                                ------------- ----------------- ----------- -------
GROWTH EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,035.29        $5.36     1.05%
Hypothetical Return (5% return before expenses)    1,000.00        1,019.80         5.32     1.05%
VALUE EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,038.07         4.85     0.95%
Hypothetical Return (5% return before expenses)    1,000.00        1,020.31         4.81     0.95%
SMALL-CAP GROWTH FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,086.24         6.38     1.22%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.95         6.17     1.22%
SMALL-CAP GROWTH FUND
A SHARES
Actual Return                                      1,000.00        1,084.12         8.83     1.69%
Hypothetical Return (5% return before expenses)    1,000.00        1,016.60         8.54     1.69%
SMALL-CAP VALUE FUND
Actual Return                                      1,000.00        1,083.47         6.42     1.23%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.90         6.23     1.23%
INTERNATIONAL FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,109.27         6.61     1.25%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.80         6.33     1.25%
REAL ESTATE FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,072.29         5.61     1.08%
Hypothetical Return (5% return before expenses)    1,000.00        1,019.65         5.47     1.08%

---------------------
* Expenses are equal to a Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

[LOGO]
      B

BROWN ADVISORY

                              INVESTMENT ADVISOR
                             Brown Advisory, Inc.
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

  This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
NOVEMBER 30, 2005
(UNAUDITED)
MASTRAPASQUA GROWTH FUND
SEMI-ANNUAL REPORT
                                    [GRAPHIC]
[LOGO]

                               TABLE OF CONTENTS

   A Message to Our Shareholders......................................... 1
   Schedule of Investments............................................... 3
   Statement of Assets and Liabilities................................... 5
   Statement of Operations............................................... 6
   Statements of Changes in Net Assets................................... 7
   Financial Highlights.................................................. 8
   Notes to Financial Statements......................................... 9

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
Dear Fellow Shareholder,
Mastrapasqua Growth Fund's (the "Fund") total return was 10.11% for the six months ending November 30, 2005. The total return for the Russell 1000 Growth Index was 7.05% and the S&P 500 Index was 5.89% for the same period.
The Fund's performance benefited from holdings in a few sectors, especially Energy's Burlington Resources, Inc. (up 43%), Halliburton Co. (up 51.7%) and Schlumberger, Ltd. (up 40.8%). Healthcare's Alcon, Inc. (up 37.5%), Amgen, Inc. (up 29.6%), Genentech, Inc. (up 20.7%) and Genzyme Corp. (up 19.1%) more than offset Affymetrix, Inc. (down 8%) and Invitrogen Corp. (down 16%). We sold several Healthcare holdings including the disappointing Charles River Labs, Abbott Labs and Fisher Scientific. Industrial Products' Caterpillar, Inc. (up 23.9%) and Emerson Electric Co. (up 13%), and Business Services' Monster Worldwide, Inc. (up 47.5%) contributed positively to performance as Entertainment's Marriott International, Inc., Class A (down 4%) contributed negatively. Technology was somewhat mixed with Agilent Technologies, Inc. (up 48.5%), Motorola, Inc. (up 38.5%), Texas Instruments, Inc. (up 17.7%), EMC
Corp. (down 0.5%) and the disappointing Adobe Systems, Novellus, and Oracle which we sold.
Following a strong July, the market consolidated in August and September in the face of severe external shocks. In our judgment, capital spending should be the primary force that is likely to fuel demand during this stage of the business cycle. Corporate balance sheets have record levels of cash, while cash flow is increasing faster than the rate of capital spending.
Since its April low, the equity market has demonstrated notable resiliency. Its strength has been broad-based in nature with many weak days gaining strength throughout the trading day and many strong days holding their gains. The underlying trend has been positive. The fact that the market has maintained its positive bias in the midst of higher oil prices, rising short term interest rates and tangible acts of global terrorism, indicates that equities may be adjusting to a world with a different paradigm of persistently higher oil prices and increased global terrorism.
The volatile third quarter ended with positive results for the major market indices. It appears that solid economic fundamentals and corporate earnings reports were recognized in a period affected by many anxieties. Energy prices remained high, exacerbated by hurricanes Katrina and Rita which also raised questions regarding overall economic implications. We believe that geopolitical issues such as Iraq and Afghanistan's democratic evolution, Israeli/Palestinian territorial shifts, the future of the European Union, the failed referendum and England's postponement of it's referendum's consideration, and the shifting power resulting from the recent German elections, contributed to investor concerns. The US dollar maintained its strength relative to other currencies as interest rates increased due to Federal Reserve Board action and market conditions. Furthermore, it appears to us that the real estate cycle is coming to a close and the monetary authorities have played their part in the termination process.
In our judgment, the economy is showing signs of being in the early stages of a new multi-year secular bull market, with the competition from some other asset classes potentially diminishing markedly (e.g., Real Estate,
MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
Bonds). Our recent quarterly commentaries provide some perspective on the rationale for the Fund's Investments in quality growth companies.
The compelling valuation of the Fund's portfolio is magnified in that each quarter since the second quarter of 2002, reported corporate earnings have beaten (versus missed) the consensus view by a ratio of almost seven to one. Some observers suggest a long-awaited shift from value and small capitalization stocks back to large capitalization growth companies is beginning which is based on the premise of attractive valuations, higher liquidity, and a desire to reduce dependence on more debt-dependent smaller companies. If this shift in popularity continues, average forward price/earnings multiples could potentially climb from 19 to 25 times earnings and add 30% to current valuations even without revisions to corporate earnings forecasts.
We believe that although the consumer remains an active participant in the economic expansion, leadership should now come from the capital goods firms. Therefore, we continued making adjustments to the portfolio during the period seeking to take advantage of this prospect and benefiting from increased capital spending due to the implications of higher energy costs. Greenspan's tenure ends in January, potentially bringing the cycle of rising rates to an end. With oil at historically high prices, in our view corporations are likely to increase spending in an attempt to enhance their energy efficiency.
For more detailed analysis of companies in this portfolio and current perspectives on the capital markets, please visit us at
www.mastrapasqua.com. Specific Fund information can be found on the Money Management/Mutual Funds tab found on the website's homepage.
Sincerely,
/s/ Frank Mastrapasqua
Frank Mastrapasqua
Chairman, Chief Executive Officer
Mastrapasqua Asset Management
THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2005 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. PRICE/EARNINGS RATIO (MULTIPLE) IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE.
MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                 VALUE
            ------ ------------------------------------- -----------
            COMMON STOCK - 99.9%
            AMUSEMENT & RECREATION SERVICES - 2.2%
             5,100 Harrah's Entertainment, Inc.          $   347,259
                                                         -----------
            BUSINESS SERVICES - 17.6%
            30,000 Akamai Technologies, Inc.+                598,800
            10,000 Autodesk, Inc.                            417,200
             4,600 Getty Images, Inc.+                       419,934
             6,500 Monster Worldwide, Inc.+                  252,850
             7,200 Progress Software Corp.+                  222,768
            12,100 VeriSign, Inc.+                           268,983
            10,200 Yahoo!, Inc.+                             410,346
             3,000 3M Co.                                    235,440
                                                         -----------
                                                           2,826,321
                                                         -----------
            CHEMICALS & ALLIED PRODUCTS - 18.1%
             3,400 Alcon, Inc.                               476,680
             7,500 Amgen, Inc.+                              606,975
             5,500 Genentech, Inc.+                          525,910
             7,500 Genzyme Corp.+                            557,550
             5,900 Invitrogen Corp.+                         393,235
             6,500 Praxair, Inc.                             338,000
                                                         -----------
                                                           2,898,350
                                                         -----------
            EATING & DRINKING PLACES - 2.9%
            15,400 Starbucks Corp.+                          468,930
                                                         -----------
            ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
            COMPONENTS, EXCEPT COMPUTER
            EQUIPMENT - 14.1%
             9,300 Analog Devices, Inc.                      352,656
             8,500 Broadcom Corp., Class A+                  395,590
             3,000 Emerson Electric Co.                      226,830
             6,600 Juniper Networks, Inc.+                   148,434
            25,000 Motorola, Inc.                            602,250
               500 SunPower Corp., Class A+                   12,500
            16,200 Texas Instruments, Inc.                   526,176
                                                         -----------
                                                           2,264,436
                                                         -----------
            ELECTRIC UTILITY - 2.5%
            11,000 General Electric Co.                      392,920
                                                         -----------
            ENGINEERING - 2.5%
             6,200 Jacobs Engineering Group, Inc.+           402,814
                                                         -----------
            HOME FURNITURE, FURNISHINGS & EQUIPMENT
            STORES - 2.3%
             8,500 Williams-Sonoma, Inc.+                    368,815
                                                         -----------
            HOTELS, ROOMING HOUSES, CAMPS, & OTHER
            LODGING PLACES - 1.2%
             3,000 Marriott International, Inc., Class A     193,830
                                                         -----------

                                  SECURITY
          SHARES                 DESCRIPTION                  VALUE
         --------- --------------------------------------- -----------
         INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
         EQUIPMENT - 7.8%
          7,200    Caterpillar, Inc.                           416,016
         35,000    EMC Corp.+                                  487,550
          4,600    L-3 Communications Holdings, Inc.           342,700
                                                           -----------
                                                             1,246,266
         INSURANCE - 2.6%
          7,500    ACE Ltd.                                $   416,250
                                                           -----------
         MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
         PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 7.7%
          7,000    Affymetrix, Inc.+                           344,680
         16,900    Agilent Technologies, Inc.+                 602,654
          6,000    St. Jude Medical, Inc.+                     286,620
                                                           -----------
                                                             1,233,954
                                                           -----------
         MEDICAL INFORMATION - 1.8%
          3,000    Cerner Corp.+                               289,200
                                                           -----------
         MISCELLANEOUS RETAIL - 5.1%
         12,000    eBay, Inc.+                                 537,720
          6,300    Walgreen Co.                                287,784
                                                           -----------
                                                               825,504
                                                           -----------
         OIL & GAS EXTRACTION - 11.5%
          7,100    Burlington Resources, Inc.                  512,975
            500    Cooper Cameron Corp.+                        39,815
          1,000    ENSCO International, Inc.                    47,360
          6,000    Halliburton Co.                             381,900
            500    National Oilwell Varco, Inc.+                30,310
          6,400    Newfield Exploration Co.+                   296,064
          5,700    Schlumberger, Ltd.                          545,661
                                                           -----------
                                                             1,854,085
                                                           -----------
         Total Common Stock (Cost $13,931,945)              16,028,934
                                                           -----------
         SHORT-TERM INVESTMENTS - 0.1%
         MONEY MARKET FUNDS - 0.1%
         26,463    Citi/SM/ Institutional Liquid Reserves,
                   Class A (Cost $26,463)                       26,463
                                                           -----------
         PRINCIPAL
         ---------
         MONEY MARKET DEPOSIT ACCOUNT - 0.0%
           $100    Citibank Money Market Deposit
                   Account (Cost $100)                             100
                                                           -----------
         Total Short-Term Investments (Cost $26,563)            26,563
                                                           -----------
         Total Investments in Securities - 100.2%
                   (Cost $13,958,508)*                      16,055,497
         Other Assets and Liabilities, Net - (0.2)%             (4,872)
                                                           -----------
         NET ASSETS - 100.0%                               $16,050,625
                                                           ===========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------

             PORTFOLIO HOLDINGS
             % OF TOTAL INVESTMENTS
             Chemicals & Allied Products                     18.0%
             Business Services                               17.6%
             Electronic & Other Electrical Equipment &
              Components, Except Computer Equipment          14.1%
             Oil & Gas Extraction                            11.5%
             Industrial & Commerial Machinery & Computer
              Equipment                                       7.8%
             Measuring, Analyzing & Controlling Instruments;
              Photographic, Medical & Optical Goods           7.7%
             Miscellaneous Retail                             5.1%
             Eating & Drinking Places                         2.9%
             Insurance                                        2.6%
             Engineering                                      2.5%
             Electric Utility                                 2.5%
             Home Furniture, Furnishings, & Equipment Stores  2.3%
             Amusement & Recreation Services                  2.2%
             Medical Information                              1.8%
             Hotels, Rooming Houses, Camps, & Other Lodging
              Places                                          1.2%
             Short-Term Investments                           0.2%

------------------
+Non-income producing security.
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consist of:

             Gross Unrealized Appreciation              $2,999,240
             Gross Unrealized Depreciation                (902,251)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,096,989
                                                        ==========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005
--------------------------------------------------------------------------------

ASSETS
    Total investments, at value (Cost $13,958,508)                     $ 16,055,497
    Receivables:
       Fund shares sold                                                      12,000
       Interest and dividends                                                 9,836
    Prepaid expenses                                                          6,169
                                                                       ------------
Total Assets                                                             16,083,502
                                                                       ------------
LIABILITIES
    Accrued Liabilities:
       Investment adviser fees                                                2,638
       Compliance services Fees                                                 655
       Other expenses                                                        29,584
                                                                       ------------
Total Liabilities                                                            32,877
                                                                       ------------
NET ASSETS                                                             $ 16,050,625
                                                                       ============
COMPONENTS OF NET ASSETS
    Paid-in capital                                                    $ 24,715,758
    Undistributed (distributions in excess of) net investment income        (70,448)
    Accumulated net realized gain (loss)                                (10,691,674)
    Unrealized appreciation (depreciation) of investments                 2,096,989
                                                                       ------------
NET ASSETS                                                             $ 16,050,625
                                                                       ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $16,050,625 and 2,780,842 shares outstanding
   (unlimited shares authorized)                                       $       5.77
                                                                       ============

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income                                                      $   39,207
                                                                         ----------
EXPENSES
    Investment adviser fees                                                  75,706
    Administrator fees                                                       12,458
    Transfer agent fees                                                      10,099
    Shareholder servicing fees                                               18,926
    Custodian fees                                                            3,658
    Accountant fees                                                          17,304
    Registration fees                                                         7,828
    Professional fees                                                        17,601
    Trustees' fees and expenses                                                 389
    Compliance services fees                                                 10,746
    Miscellaneous expenses                                                   10,152
                                                                         ----------
Total Expenses                                                              184,867
    Fees waived                                                             (75,212)
                                                                         ----------
Net Expenses                                                                109,655
                                                                         ----------
NET INVESTMENT INCOME (LOSS)                                                (70,448)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain (loss) on investments                                (663,102)
    Net change in unrealized appreciation (depreciation) on investments   2,184,570
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                   1,521,468
                                                                         ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $1,451,020
                                                                         ==========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED   YEAR ENDED
                                                          NOVEMBER 30, 2005 MAY 31, 2005
                                                          ----------------- ------------
OPERATIONS
    Net investment income (loss)                             $   (70,448)   $  (164,900)
    Net realized gain (loss) on investments                     (663,102)    (1,091,496)
    Net change in unrealized appreciation (depreciation)       2,184,570      1,908,950
                                                             -----------    -----------
Increase (Decrease) in Net Assets from Operations              1,451,020        652,554
                                                             -----------    -----------
CAPITAL SHARE TRANSACTIONS
    Sale of shares                                             1,434,385        722,171
    Redemption of shares                                      (1,214,103)    (2,818,781)
                                                             -----------    -----------
Increase (Decrease) from Capital Share Transactions              220,282     (2,096,610)
                                                             -----------    -----------
Increase (Decrease) in Net Assets                              1,671,302     (1,444,056)
NET ASSETS
    Beginning of period                                       14,379,323     15,823,379
                                                             -----------    -----------
    End of period (a)                                        $16,050,625    $14,379,323
                                                             ===========    ===========
SHARE TRANSACTIONS
    Sale of shares                                               259,474        143,977
    Redemption of shares                                        (220,527)      (551,565)
                                                             -----------    -----------
Increase (Decrease) in Shares                                     38,947       (407,588)
                                                             ===========    ===========
------------------
(a)Accumulated undistributed (distributions in excess of)
   net investment income                                     $   (70,448)   $         -
                                                             -----------    -----------

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                YEAR ENDED MAY 31
                                                    ---------------------------------------
                                    JUNE 1, 2005                                              JULY 5, 2000 (A)
                                       THROUGH                                                    THROUGH
                                  NOVEMBER 30, 2005    2005       2004      2003      2002      MAY 31, 2001
                                  ----------------- -------     -------   -------   -------   ----------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                 $  5.24      $  5.02     $  4.26   $  4.36   $  6.42       $ 10.00
                                       -------      -------     -------   -------   -------       -------
INVESTMENT OPERATIONS
Net investment income (loss)             (0.03)(b)    (0.06)(b)   (0.06)    (0.04)    (0.06)        (0.06)
Net realized and unrealized gain
   (loss) on investments                  0.56         0.28        0.82     (0.06)    (2.00)        (3.52)
                                       -------      -------     -------   -------   -------       -------
Total from Investment
   Operations                             0.53         0.22        0.76     (0.10)    (2.06)        (3.58)
                                       -------      -------     -------   -------   -------       -------
NET ASSET VALUE,
   END OF PERIOD                       $  5.77      $  5.24     $  5.02   $  4.26   $  4.36       $  6.42
                                       =======      =======     =======   =======   =======       =======
TOTAL RETURN (C)                         10.11%        4.38%      17.84%    (2.29)%  (32.09)%      (35.80)%
RATIO/SUPPLEMENTARY
   DATA
Net Assets at End of Period
   (000's omitted)                     $16,051      $14,379     $15,823   $13,620   $12,769       $15,628
Ratios to Average Net Assets (d)
    Net Expenses                          1.45%        1.65%       1.65%     1.65%     1.65%         1.65%
    Gross Expenses (e)                    2.44%        2.36%       2.28%     2.32%     2.04%         1.98%
    Net investment income (loss)         (0.93)%      (1.12)%     (1.29)%   (1.23)%   (1.23)%       (0.99)%
PORTFOLIO TURNOVER
   RATE (C)                                 62%          42%         45%       34%       57%           33%

------------------
(a)Commencement of operations.
(b)Calculated based upon average shares outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION
This report relates to Mastrapasqua Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-seven active investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 5, 2000. The Fund changed its name to Mastrapasqua Growth Fund from Mastrapasqua Growth Value Fund on May 7, 2004. The Fund seeks long-term capital appreciation by investing primarily in common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell 1000 Growth Index at the time of their purchase. The fund may, at times, invest more than 25% of its assets in one sector. Concentration of a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors.
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.
SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS -
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.
MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted In the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the
Fund, timing differences and differing characterizations of distributions made by the Fund.
FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.
EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.
NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES
INVESTMENT ADVISER - Mastrapasqua Asset Management (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00%
of the Fund's average daily net assets.
ADVISORY AGREEMENT APPROVAL - At the September 22, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (3) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.
The Board met with a representative of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser. The Board reviewed the
MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
Adviser's financial statements and concluded that the Adviser was financially able to provide investment advisory services to the Fund.
The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's allocation of portfolio manager, research, technology and client service resources devoted to the Fund. The Board also considered that the Adviser continues to waive certain advisory fees and, as necessary, reimburse Fund expenses. The Board also concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.
The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide high quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered the Fund's performance since inception. The Board noted that the Fund's short-term performance was improving relative to its benchmark. Specifically, it was observed that the Fund underperformed the benchmark index for the 1-year period, but outperformed the index for the 3-month and 9-month periods. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark.
The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee, after waivers, was below the mean and median advisory fee for its Lipper Inc. peer group. The Board also considered the Fund's total expense ratio, noting the Adviser's intent to continue to waive contractually a portion of its fee through September 30, 2006 in order to maintain the Fund's total annual operating expenses at 1.65% of the Fund's average daily net assets. In addition, the Board considered the Adviser's intent to continue to voluntarily waive its fee in order to maintain the Fund's total annual operating expenses at 1.25% of the Fund's average daily net assets. The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds.
Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.
The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.
The Board considered that the Adviser may benefit from soft dollar arrangements whereby it receives brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. The Board also considered the Adviser's trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The Board noted that the Adviser has represented to them that all of its soft dollar arrangements will be consistent with applicable legal requirements including the achievement of best execution. MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.
ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.
DISTRIBUTOR - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The certifying officers of the Trust are also principals of the Distributor.
Under a Compliance Services Agreement with the Trust, The Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions. TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.
NOTE 4. WAIVER OF FEES
The Adviser has contractually agreed to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets through September 30, 2006. Additionally on September 1, 2005, the Adviser has voluntarily agreed to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.25% of the Fund's average daily net assets. Citigroup has voluntarily agreed to waive a portion of its fees. The
Distributor has voluntarily agreed to waive a portion of its Compliance
Services fees through June 30, 2006. Voluntary waivers may be reduced or eliminated at any time. For the six months ended November 30, 2005, fees waived were as follows:

      INVESTMENT               TRANSFER SHAREHOLDER COMPLIANCE TOTAL FEES
       ADVISER   ADMINISTRATOR  AGENT    SERVICES    SERVICES    WAIVED
      ---------- ------------- -------- ----------- ---------- ----------
       $58,501      $2,255       $102     $11,905     $2,449    $75,212

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005.
NOTE 5. SECURITY TRANSACTIONS
The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $9,507,097 and $9,292,208, respectively, for the six months ended November 30, 2005. MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
As of May 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

            Capital and Other Losses               $(10,028,572)
            Unrealized Appreciation (Depreciation)      (87,581)
                                                   ------------
            Total                                  $(10,116,153)
                                                   ============

As of May 31, 2005, the Fund's capital loss carryovers to offset future capital gains are as follows:

                                 AMOUNT EXPIRATION
                                 ------ ----------
                             $  161,595    2009
                              3,735,976    2010
                              2,652,123    2011
                              2,245,270    2012
                                 44,282    2013

For tax purposes, the current year post-October loss was $1,189,326. This loss will be recognized for tax purposes on the first business day of the Fund's next year.
NOTE 7. PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 448-0982 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2005 is available, without charge and upon request, by calling (800) 448-0982 and on the SEC's website at www.sec.gov.
NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
NOTE 9. SHAREHOLDER EXPENSES
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2005
--------------------------------------------------------------------------------
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 through November 30, 2005.
ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period. HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Total costs of funds include transactional costs, such as sales charges and redemption fees, of which the Fund has none.

                             BEGINNING        ENDING
                           ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                           JUNE 1, 2005  NOVEMBER 30, 2005 DURING PERIOD*
                           ------------- ----------------- --------------
       Actual Return         $1,000.00       $1,101.15         $7.64
       Hypothetical Return   $1,000.00       $1,017.80         $7.33

------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the one-half year period).

[LOGO]
                                 MASTRAPASQUA
                                  GROWTH FUND
                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                 800-448-0982
                             FOR MORE INFORMATION
                              INVESTMENT ADVISER
                         Mastrapasqua Asset Management
                         814 Church Street, Suite 600
                              Nashville, TN 37203
                             www.mastrapasqua.com
                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112
                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.Foresides.com
This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.



ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to shareholders under Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of trustees from shareholders.


ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        Forum Funds

By       /s/ Simon D. Collier

         Simon D. Collier, President & Principal Executive Officer

Date     01/26/2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         Simon D. Collier, President & Principal Executive Officer

Date     01/26/2006


By       /s/ Carl A. Bright
         Carl A. Bright, Principal Financial Officer

Date     01/26/2006